                                                                     EXHIBIT 4.1

     -----------------------------------------------------------------------





                                BAAN COMPANY N.V.

                                     ISSUER


                                       TO


                               MARINE MIDLAND BANK

                                     TRUSTEE



                                ----------------


                                    INDENTURE

                          DATED AS OF DECEMBER 15, 1996


                                ----------------

                                U.S.$200,000,000



                       4.5% CONVERTIBLE SUBORDINATED NOTES
                                    DUE 2001



     -----------------------------------------------------------------------

                    .........................................

                 Certain Sections of this Indenture relating to
                         Sections 310 through 318 of the
                          Trust Indenture Act of 1939:

Trust Indenture                                                                                   Indenture
  Act Section                                                                                    Section
  -----------                                                                                       -------
Section 310(a)(1)                .........................................................        6.8
       (a)(2)                    .........................................................        6.8
       (a)(3)                    .........................................................        Not Applicable
       (a)(4)                    .........................................................        Not Applicable
       (b)                       .........................................................        6.13
                                                                                                  6.9
Section 311(a)                   .........................................................        6.14
       (b)                       .........................................................        6.14
Section 312(a)                   .........................................................        15.1
                                                                                                  15.2(a)
       (b)                       .........................................................        15.2(b)
       (c)                       .........................................................        15.2(c)
Section 313(a)                   .........................................................        15.3(a)
       (a)(4)                    .........................................................        1.1
                                                                                                  10.9
       (b)                       .........................................................        15.3(a)
       (c)                       .........................................................        15.3(a)
       (d)                       .........................................................        15.3(b)
Section 314(a)                   .........................................................        15.4
       (b)                       .........................................................        Not Applicable
       (c)(1)                    .........................................................        1.2
       (c)(2)                    .........................................................        1.2
       (c)(3)                    .........................................................        Not Applicable
       (d)                       .........................................................        Not Applicable
       (e)                       .........................................................        1.2
Section 315(a)                   .........................................................        6.1
       (b)                       .........................................................        6.2
       (c)                       .........................................................        6.1
       (d)                       .........................................................        6.1
       (e)                       .........................................................        5.14
Section 316(a)                   .........................................................        1.1
       (a)(1)(A)                 .........................................................        5.2



                                        i
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
                                                                                                  5.12
        (a)(1)(B)                .........................................................        5.13
        (a)(2)                   .........................................................        Not Applicable
        (b)                      .........................................................        5.8
        (c)                      .........................................................        1.4(g)
Section 317(a)(1)                .........................................................        5.3
        (a)(2)                   .........................................................        5.4
        (b)                      .........................................................       10.3
Section 318(a)                   .........................................................        1.13



Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS
                                   -----------
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
                                                                                        Page
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
         RECITALS OF THE COMPANY...........................................................1

                                   ARTICLE ONE
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 1.1.            Definitions.............................................. 1

                  Act .....................................................................2
                  Additional Amounts.......................................................2
                  Affiliate................................................................2
                  Agent Member.............................................................2
                  Applicable Price.........................................................2
                  Authenticating Agent.....................................................2
                  Authorized Newspaper.....................................................2
                  Bearer Security..........................................................3
                  Board Resolution.........................................................3
                  Business Day.............................................................3
                  CEDEL    ................................................................3
                  Closing Price............................................................3
                  Code     ................................................................3
                  Commission...............................................................3
                  Common Depositary........................................................3
                  Common Shares............................................................3
                  Company  ................................................................4
                  Company Notice...........................................................4
                  Company Request..........................................................4
                  Company Order............................................................4
                  Constituent Person.......................................................4
                  Conversion Agent.........................................................4
                  Conversion Price.........................................................4
                  Corporate Trust Office...................................................4
                  corporation..............................................................4
                  coupon   ................................................................4


Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

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                  Credit Agreement........................................................4
                  Defaulted Interest......................................................4
                  Definitive Security.....................................................5
                  Depositary..............................................................5
                  Designated Senior Indebtedness..........................................5
                  Dollar   ...............................................................5
                  U.S.$    ...............................................................5
                  DTC      ...............................................................5
                  EUROCLEAR...............................................................5
                  Event of Default........................................................5
                  Exchange Act............................................................5
                  Exchange Date...........................................................5
                  Expiration Time.........................................................5
                  Fundamental Change......................................................5
                  Global Registered Security..............................................6
                  Global Security.........................................................6
                  Holder   ...............................................................6
                  Indebtedness............................................................6
                  Indenture...............................................................7
                  Initial Regulation S Securities.........................................7
                  Initial Purchasers......................................................7
                  Interest Payment Date...................................................7
                  Liquidated Damages......................................................7
                  Maturity ...............................................................7
                  Non-electing Share......................................................7
                  Officers' Certificate...................................................7
                  Opinion of Counsel......................................................7
                  Outstanding.............................................................7
                  Paying Agent............................................................8
                  Payment Blockage Notice.................................................8
                  Person   ...............................................................8
                  Place of Conversion.....................................................8
                  Place of Payment........................................................9
                  Predecessor Security....................................................9
                  Purchase Agreement......................................................9
                  Purchased Shares........................................................9
                  Record Date.............................................................9
                  Redemption Date.........................................................9
                  Redemption Price........................................................9
                  Reference Market Price..................................................9


Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

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                  Registered Security......................................................9
                  Registration Rights Agreement............................................9
                  Regular Record Date......................................................9
                  Regulation S.............................................................9
                  Regulation S Certificate.................................................9
                  Regulation S Global Security............................................10
                  Regulation S Restricted Period..........................................10
                  Regulation S Securities.................................................10
                  Representative..........................................................10
                  Repurchase Date.........................................................10
                  Repurchase Price........................................................10
                  Responsible Officer.....................................................10
                  Restricted Global Registered Security...................................10
                  Restricted Securities...................................................10
                  Restricted Securities Legend............................................10
                  Rule 144A...............................................................11
                  Rule 144A Information...................................................11
                  Rule 144A Securities....................................................11
                  Securities..............................................................11
                  Securities Act..........................................................11
                  Securities Act Legend...................................................11
                  Security Register" and "Security Registrar..............................11
                  Senior Indebtedness.....................................................11
                  Shelf Registration Statement............................................11
                  Special Record Date.....................................................11
                  Stated Maturity.........................................................11
                  Subsidiary..............................................................12
                  Successor Security......................................................12
                  Supervisory Board.......................................................12
                  Surrender Certificate...................................................12
                  Tax Affected Security...................................................12
                  Tax Law Change..........................................................12
                  Temporary Global Bearer Security........................................12
                  Trading Day.............................................................12
                  Transfer Agent..........................................................12
                  Trust Indenture Act.....................................................12
                  Trustee  ...............................................................13
                  United States...........................................................13
                  United States person....................................................13
                  Unrestricted Securities Certificate.....................................13


Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.




                                       iii
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                  Western Europe.................................................................................13

         Section 1.2.            Compliance Certificates and Opinions............................................13
         Section 1.3.            Form of Documents Delivered to the Trustee......................................14
         Section 1.4.            Acts of Holders of Securities...................................................14
         Section 1.5.            Notices, Etc., to Trustee and Company...........................................17
         Section 1.6.            Notice to Holders of Securities; Waiver.........................................17
         Section 1.7.            Effect of Headings and Table of Contents........................................19
         Section 1.8.            Successors and Assigns..........................................................19
         Section 1.9.            Separability Clause.............................................................19
         Section 1.10.           Benefits of Indenture...........................................................19
         Section 1.11.           Governing Law...................................................................19
         Section 1.12.           Legal Holidays..................................................................19
         Section 1.13.           Conflict with Trust Indenture Act...............................................20
         Section 1.14.           Jurisdiction....................................................................20

                                   ARTICLE TWO
                                 SECURITY FORMS

         Section 2.1.            Forms Generally.................................................................21
         Section 2.2.            Forms of Securities.............................................................22
         Section 2.3.            Form of Coupon..................................................................58
         Section 2.4.            Form of Certificate of Authentication...........................................59
         Section 2.5.            Form of Conversion Notice.......................................................60

                                  ARTICLE THREE
                                 THE SECURITIES

         Section 3.1.            Title and Terms.................................................................61
         Section 3.2.            Denominations...................................................................62
         Section 3.3.            Execution, Authentication, Delivery and Dating..................................63
         Section 3.4.            Temporary Global Bearer Security; Global Securities; Non-
                                 Global Registered Securities....................................................63
         Section 3.5.            Registration, Registration of Transfer and Exchange;
                                 Restrictions on Transfer........................................................68
         Section 3.6.            Mutilated, Destroyed, Lost or Stolen Securities and Coupons.....................75
         Section 3.7.            Payment of Interest; Interest Rights Preserved..................................76
         Section 3.8.            Persons Deemed Owners...........................................................78
         Section 3.9.            Cancellation....................................................................79
         Section 3.10.           Computation of Interest.........................................................79


Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.




                                       iv
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         Section 3.11.           Form of Certification...........................................................79
         Section 3.12.           CUSIP and ISIN Numbers..........................................................80
         Section 3.13.           Notification of Withholding.....................................................81

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

         Section 4.1.            Satisfaction and Discharge of Indenture.........................................81
         Section 4.2.            Application of Trust Money......................................................82

                                  ARTICLE FIVE
                                    REMEDIES

         Section 5.1.            Events of Default...............................................................83
         Section 5.2.            Acceleration of Maturity; Rescission and Annulment..............................84
         Section 5.3.            Collection of Indebtedness and Suits for Enforcement by
                                 Trustee. .......................................................................85
         Section 5.4.            Trustee May File Proofs of Claim................................................86
         Section 5.5.            Trustee May Enforce Claims Without Possession of Securities
                                 or Coupons......................................................................87
         Section 5.6.            Application of Money Collected..................................................87
         Section 5.7.            Limitation on Suits.............................................................87
         Section 5.8.            Unconditional Right of Holders to Receive Principal, Premium
                                 and Interest and to Convert.....................................................88
         Section 5.9.            Restoration of Rights and Remedies..............................................88
         Section 5.10.           Rights and Remedies Cumulative..................................................89
         Section 5.11.           Delay or Omission Not Waiver....................................................89
         Section 5.12.           Control by Holders of Securities................................................89
         Section 5.13.           Waiver of Past Defaults.........................................................90
         Section 5.14.           Undertaking for Costs...........................................................90
         Section 5.15.           Waiver of Stay or Extension Laws................................................90

                                   ARTICLE SIX
                                   THE TRUSTEE

         Section 6.1.            Certain Duties and Responsibilities.............................................91
         Section 6.2.            Notice of Defaults..............................................................92
         Section 6.3.            Certain Rights of Trustee.......................................................92
         Section 6.4.            Not Responsible for Recitals or Issuance of Securities..........................93
         Section 6.5.            May Hold Securities, Act as Trustee Under Other Indentures......................94


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         part of the Indenture.




                                        v
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         Section 6.6.            Money Held in Trust.............................................................94
         Section 6.7.            Compensation and Reimbursement..................................................94
         Section 6.8.            Corporate Trustee Required; Eligibility.........................................95
         Section 6.9.            Resignation and Removal; Appointment of Successor...............................95
         Section 6.10.           Acceptance of Appointment by Successor..........................................97
         Section 6.11.           Merger, Conversion, Consolidation or Succession to Business.....................97
         Section 6.12.           Authenticating Agents...........................................................97
         Section 6.13.           Disqualification; Conflicting Interests.........................................99
         Section 6.14.           Preferential Collection of Claims Against Company...............................99

                                  ARTICLE SEVEN
               CONSOLIDATION, MERGER, SPLIT-UP, TRANSFER OR LEASE

         Section 7.1.            Company May Consolidate, Merge, Etc., Only on Certain Terms ....................99
         Section 7.2.            Successor Substituted..........................................................100
         Section 7.3.            Company May Split-Up Only on Certain Terms.....................................100

                                  ARTICLE EIGHT
                             SUPPLEMENTAL INDENTURES

         Section 8.1.            Supplemental Indentures Without Consent of Holders of
                                   Securities or Coupons........................................................101
         Section 8.2.            Supplemental Indentures with Consent of Holders of Securities .................102
         Section 8.3.            Execution of Supplemental Indentures...........................................103
         Section 8.4.            Effect of Supplemental Indentures..............................................104
         Section 8.5.            Reference in Securities to Supplemental Indentures.............................104
         Section 8.6.            Notice of Supplemental Indentures..............................................104

                                  ARTICLE NINE
                        MEETINGS OF HOLDERS OF SECURITIES

         Section 9.1.            Purposes for Which Meetings May Be Called......................................104
         Section 9.2.            Call, Notice and Place of Meetings.............................................104
         Section 9.3.            Persons Entitled to Vote at Meetings...........................................105
         Section 9.4.            Quorum; Action.................................................................105
         Section 9.5.            Determination of Voting Rights; Conduct and Adjournment of
                                   Meetings.....................................................................106
         Section 9.6.            Counting Votes and Recording Action of Meetings................................107



Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.




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                                   ARTICLE TEN
                                    COVENANTS

         Section 10.1.           Payment of Principal, Premium and Interest.....................................107
         Section 10.2.           Maintenance of Offices or Agencies.............................................108
         Section 10.3.           Money for Security Payments To Be Held in Trust................................109
         Section 10.4.           Additional Amounts ............................................................110
         Section 10.5.           Existence......................................................................111
         Section 10.6.           Registration and Listing.......................................................111
         Section 10.7.           Statement by Officers as to Default............................................111
         Section 10.8.           Delivery of Certain Information................................................112
         Section 10.9.           Resale of Certain Securities; Reporting Issuer.................................113
         Section 10.10.          Compliance with Listing Requirements of Amsterdam Stock Exchange...............113

                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

         Section 11.1.           Right of Redemption............................................................113
         Section 11.2.           Applicability of Article.......................................................113
         Section 11.3.           Election to Redeem; Notice to Trustee..........................................114
         Section 11.4.           Selection by Trustee of Securities to Be Redeemed..............................114
         Section 11.5.           Notice of Redemption...........................................................115
         Section 11.6.           Deposit of Redemption Price....................................................116
         Section 11.7.           Securities Payable on Redemption Date..........................................116
         Section 11.8.           Registered Securities Redeemed in Part.........................................117
         Section 11.9.           Conversion Arrangement on Call for Redemption..................................117

                                 ARTICLE TWELVE
                            CONVERSION OF SECURITIES

         Section 12.1.           Conversion Privilege and Conversion Price......................................118
         Section 12.2.           Exercise of Conversion Privilege...............................................119
         Section 12.3.           Fractions of Shares............................................................121
         Section 12.4.           Adjustment of Conversion Price.................................................122
         Section 12.5.           Notice of Adjustments of Conversion Price......................................129
         Section 12.6.           Notice of Certain Corporate Action.............................................130
         Section 12.7.           Company to Reserve Common Shares...............................................131
         Section 12.8.           Taxes on Conversions...........................................................131
         Section 12.9.           Covenant as to Common Shares...................................................132


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         part of the Indenture.




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         Section 12.10.          Cancellation of Converted Securities...........................................132
         Section 12.11.          Provision in Case of Consolidation, Merger, Split-up or Sale of Assets.........132
         Section 12.12.          Responsibility of Trustee for Conversion Provisions............................133

                                ARTICLE THIRTEEN
                                  SUBORDINATION

         Section 13.1.           Agreement of Subordination.....................................................134
         Section 13.2.           Payments to Noteholders........................................................134
         Section 13.3.           Subrogation of Securities......................................................137
         Section 13.4.           Authorization to Effect Subordination..........................................138
         Section 13.5.           Notice to Trustee..............................................................139
         Section 13.6.           Trustee's Relation to Senior Indebtedness......................................140
         Section 13.7.           No Impairment of Subordination.................................................140
          Section 13.8.          Certain Conversions Deemed Payment.............................................140
         Section 13.9.           Article Applicable to Paying Agents............................................141

                                ARTICLE FOURTEEN
                    REPURCHASE OF SECURITIES AT THE OPTION OF
                      THE HOLDER UPON A FUNDAMENTAL CHANGE

         Section 14.1.           Right to Require Repurchase....................................................141
         Section 14.2.           Notices; Method of Exercising Repurchase Right, Etc............................142
         Section 14.3.           Merger, Consolidation, etc.....................................................144

                                 ARTICLE FIFTEEN
                HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

         Section 15.1.           Company to Furnish Trustee Names and Addresses of Holders. ....................145
         Section 15.2.           Preservation of Information....................................................146
         Section 15.3.           Reports by Trustee.............................................................146
         Section 15.4.           Reports by Company.............................................................146

                                 ARTICLE SIXTEEN
                          IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

         Section 16.1.           Indenture and Securities Solely Corporate Obligations..........................147

                           ANNEX A..............................................................................A-1
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of the Indenture.




                                      viii
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                           ANNEX B..............................................................................B-1
                           ANNEX C .............................................................................C-1
                           ANNEX D..............................................................................D-1



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of the Indenture.

         INDENTURE, dated as of December 15, 1996, between Baan Company N.V., a corporation duly organized and existing under the laws of The Netherlands, having its statutory seat in Barneveld, The Netherlands and principal office at Zonneoordlaan 17, 6710 BG Ede, The Netherlands (herein called the "Company"), and Marine Midland Bank, a New York banking corporation and trust company, as Trustee hereunder (herein called the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the creation of an issue of its 4.5% Convertible Subordinated Notes due 2001 (herein called the "Securities") and the coupons, if any, thereto appertaining, of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

         All things necessary to make the Securities and the coupons, if any, thereto appertaining, when the Securities are executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done. Further, all things necessary to duly authorize the issuance of the Common Shares of the Company issuable upon the conversion of the Securities have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities and the coupons, if any, thereto appertaining, as follows:


                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

Section 1.1.               Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                  (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 1.4.

         "Additional Amounts" has the meaning specified in Section 2.2.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent Member" means any member of, or participant in, the Depositary.

         "Applicable Price" means (i) in the event of a Fundamental Change in which the holders of the Company's Common Shares receive only cash, the amount of cash received by the holder of one Common Share and (ii) in the event of any other Fundamental Change, the arithmetic average of the Closing Price for the Company's Common Shares during the ten Trading Days prior to the record date for the determination of the holders of Common Shares entitled to receive cash, securities, property or other assets in connection with such Fundamental Change, or, if there is no such record date, the date upon which the holders of the Common Shares shall have the right to receive such cash, securities, property or other assets in connection with the Fundamental Change.

         "Authenticating Agent" means any Person authorized pursuant to Section
6.12 to act on behalf of the Trustee to authenticate Securities.

         "Authorized Newspaper" means a newspaper, in an official language of the country of publication or in the English language, customarily published on each Monday, Tuesday, Wednesday, Thursday and Friday, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in an Authorized Newspaper, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Monday, Tuesday, Wednesday, Thursday and

Friday. For purposes of publication in Amsterdam, The Netherlands, the term shall mean the Official Price List of The Amsterdam Stock Exchange and a newspaper meeting the requirements set forth in this definition.

         "Bearer Security" means any Security issued in substantially the form set forth in Section 2.2(a).

         "Board" means either the Management Board or Supervisory Board of the Company empowered to act with respect to the Indenture under the laws of companies of The Netherlands.

         "Board Resolution" means a resolution duly adopted by the Board, a copy of which, certified by the chairman or secretary of the meeting to have been duly adopted by the Board and to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

         "Business Day", when used with respect to any Place of Payment, Place of Conversion or any other place, as the case may be, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in such Place of Payment, Place of Conversion or other place, as the case may be, are authorized or obligated by law or executive order to close; provided, however, that a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close shall not be a Business Day for purposes of Section 13.5; provided, further, that a day on which banking institutions in New York, New York or Amsterdam, The Netherlands are authorized or obligated by law or executive order to close shall not be a Business Day for purposes of Sections 10.1, 10.3 or 11.6.

         "CEDEL" has the meaning specified in Section 3.4.

         "Closing Price" has the meaning specified in Section 12.4(8)(a).

         "Code" means the United States Internal Revenue Code of 1986, as amended.

         "Commission" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Depositary" has the meaning specified in Section 3.4.

         "Common Shares" includes any stock or shares of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 12.11, shares issuable on conversion of Securities shall include only shares of the class designated as Common Shares of the Company at the date of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Notice" has the meaning specified in Section 14.2.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by a member of the Management Board with the title Chief Executive Officer, a member of the Management Board with the title President or any two other members of the Management Board, acting jointly, and delivered to the Trustee.

         "Constituent Person" has the meaning specified in Section 12.11.

         "Conversion Agent" means any Person authorized by the Company to convert Securities in accordance with Article Twelve. The Company has initially appointed the Trustee as its Conversion Agent in the Borough of Manhattan, The City of New York, New York and ABN AMRO Bank N.V., Herengracht 595, 1017 CE Amsterdam, The Netherlands, as its Conversion Agent in The Netherlands.

         "Conversion Price" has the meaning specified in Section 12.1.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered (which at the date of this Indenture is located at 140 Broadway, 12th Floor, New York, NY 10005).

         "corporation" means a corporation, company, including, without limitation, a limited liability company, association, joint-stock company or business trust.

         "coupon" means any interest coupon appertaining to a Bearer Security.

         "Credit Agreement" means the Company's credit agreement in effect as of the date of this Indenture, as amended, amended and restated, supplemented or otherwise modified from time to time.

         "Defaulted Interest" has the meaning specified in Section 3.7.

         "Definitive Security" means any Security that is a Bearer Security (other than the Temporary Global Bearer Security) or a Registered Security (other than a Global Registered Security).

         "Depositary" means, with respect to any Securities issued in whole or in part in the form of one or more Global Registered Securities, the clearing agency that is registered under the Exchange Act and designated to act as Depositary for such Securities, as contemplated by Section 3.4(B), or any successor clearing agency registered under the Exchange Act as contemplated by
Section 3.4(B).

         "Designated Senior Indebtedness" means any of the Company's obligations under the Credit Agreement and any particular Senior Indebtedness in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company is a party) expressly provides that such Senior Indebtedness shall be "Designated Senior Indebtedness" for purposes of the Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Indebtedness to exercise the rights of Designated Senior Indebtedness).

         "Dollar" or "U.S.$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

         "DTC" means The Depository Trust Company, a New York corporation.

         "EUROCLEAR" has the meaning specified in Section 3.4.

         "Event of Default" has the meaning specified in Section 5.1.

         "Exchange Act" means the United States Securities Exchange Act of 1934, as amended from time to time.

         "Exchange Date" means the date and day on which the Regulation S Restricted Period expires.

         "Expiration Time" has the meaning specified in Section 12.4(6).

         "Fundamental Change" means the occurrence of any transaction or event in connection with which all or substantially all the Common Shares shall be exchanged for, converted into, acquired for or constitute solely the right to receive consideration (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, split-up, combination, reclassification, recapitalization or otherwise) which is not all or substantially all common stock or shares which are (or, upon consummation of or immediately following such transaction or event, will be) listed on a United States or Western European national securities exchange or approved for quotation in the Nasdaq National Market or any similar United States or Western Europe system of automated dissemination of quotations of securities prices.

         "Global Registered Security" means any Registered Security issued in the form set forth in Section 2.2(b) and registered in the Security Register in the name of a Depositary or a nominee thereof.

         "Global Security" means any Security that is a Temporary Global Bearer Security or a Global Registered Security.

         "Holder", when used with respect to any Registered Security, means the Person in whose name the Security is registered in the Security Register, when used with respect to any Bearer Security or Temporary Global Bearer Security, means the bearer thereof and, when used with respect to any coupon, means the bearer thereof.

         "Indebtedness" means, with respect to any Person, and without duplication, (a) all indebtedness, obligations and other liabilities (contingent or otherwise) of such Person for borrowed money (including obligations of the Company in respect of overdrafts, foreign exchange contracts, currency exchange agreements, interest rate protection agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or evidenced by bonds, debentures, notes or similar instruments (whether or not the recourse of the lender is to the whole of the assets of such Person or to only a portion thereof) (other than any account payable or other accrued current liability or obligation incurred in the ordinary course of business in connection with the obtaining of materials or services), (b) all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit, bank guarantees or bankers' acceptances, (c) all obligations and liabilities (contingent or otherwise) in respect of leases of such Person required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of such Person and all obligations and other liabilities (contingent or otherwise) under any lease or related document (including a purchase agreement) in connection with the lease of real property which provides that such Person is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a minimum residual value of the leased property to the landlord and the obligations of such Person under such lease or related document to purchase or to cause a third party to purchase such leased property, (d) all obligations of such Person (contingent or otherwise) with respect to an interest rate or other swap, cap or collar agreement or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement, (e) all direct or indirect guaranties or similar agreements by such Person in respect of, and obligations or liabilities (contingent or otherwise) of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of, indebtedness, obligations or liabilities of another Person of the kind described in clauses (a) through (d), (f) any indebtedness or other obligations described in clauses (a) through (d) secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by such Person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by such Person and (g) any and all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (a) through (f).

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

         "Initial Regulation S Securities" means the Securities sold by the Initial Purchasers in the initial offering contemplated by the Purchase Agreement in reliance on Regulation S and shall include (i) Securities initially evidenced by the Temporary Global Bearer Security and (ii) Securities initially evidenced by interest in a Restricted Global Registered Security and thereafter exchanged in the initial resale thereof by the Initial Purchasers for interests in the Regulation S Global Security.

         "Initial Purchasers" means Deutsche Morgan Grenfell Inc., Morgan Grenfell & Co. Limited, ABN AMRO Rothschild and Banque Indosuez.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

         "Liquidated Damages" has the meaning specified in the Registration Rights Agreement.

         "Management Board" means either the management board of the Company or any committee of the management board empowered to act for it with respect to the Indenture.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of the repurchase right set forth in Article Fourteen or otherwise.

         "Non-electing Share" has the meaning specified in Section 12.11.

         "Officers' Certificate" means a certificate signed by a member of the Management Board with the title Chief Executive Officer, a member of the Management Board with the title President or any two other members of the Management Board, acting jointly, of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of independent counsel of recognized standing who may be counsel for the Company and who shall be reasonably acceptable to the Trustee.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for the payment or redemption of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any coupons thereto appertaining, provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

                  (iv) Securities converted into Common Shares pursuant to Article Twelve;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company and, except as otherwise specifically set forth herein, such term shall include the Company if it shall act as its own Paying Agent. The Company has initially appointed the Trustee as its Paying Agent in the Borough of Manhattan, The City of New York, New York and ABN AMRO Bank N.V., Herengracht 595, 1017 CE Amsterdam, The Netherlands, as its Paying Agent in Amsterdam, The Netherlands.

         "Payment Blockage Notice" has the meaning specified in Section 13.2.

         "Person" means any individual, corporation, partnership, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Conversion" has the meaning specified in Section 3.1.

         "Place of Payment" has the meaning specified in Section 3.1.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Purchase Agreement" means the Purchase Agreement, dated December 12, 1996, between the Company and the Initial Purchasers, as such agreement may be amended from time to time.

         "Purchased Shares" has the meaning specified in Section 12.4(6).

         "Record Date" means any Regular Record Date or Special Record Date.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Reference Market Price" means $22.83 and in the event of any adjustment to the Conversion Price pursuant to Section 12.4, the Reference Market Price shall also be adjusted so that the ratio of the Reference Market Price to the Conversion Price after giving effect to any such adjustment shall always be the same as the ratio of $22.83 to the initial Conversion Price specified in Section 12.1 (without regard to any adjustment thereto).

         "Registered Security" means any Security (including any Global Registered Security) issued in substantially the form set forth in Section 2.2(b) and registered in the Security Register.

         "Registration Rights Agreement" means the Registration Rights Agreement, dated as of December 15, 1996, between the Company and the Initial Purchasers, as such agreement may be amended from time to time.

         "Regular Record Date" for interest payable in respect of any Registered Security on any Interest Payment Date means the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

         "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A to this Indenture.

         "Regulation S Global Security" has the meaning specified in Section
2.1.

         "Regulation S Restricted Period" means the period of 40 consecutive days beginning on and including the later of (i) the day on which Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the last original issuance date of the Securities.

         "Regulation S Securities" means (i) all Bearer Securities, including the Temporary Global Bearer Security, (ii) the Regulation S Global Security and
(iii) any Registered Security (other than the Regulation S Global Security) issued in exchange for an interest in the Regulation S Global Security or any Restricted Security and which is not a Restricted Security.

         "Representative" means the (a) indenture trustee or other trustee, agent or representative for any Senior Indebtedness or (b) with respect to any Senior Indebtedness that does not have any such trustee, agent or other representative, (i) in the case of such Senior Indebtedness issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Indebtedness, any holder or owner of such Senior Indebtedness acting with the consent of the required persons necessary to bind such holders or owners of such Senior Indebtedness and (ii) in the case of all other such Senior Indebtedness, the holder or owner of such Senior Indebtedness.

         "Repurchase Date" has the meaning specified in Section 14.1.

         "Repurchase Price" has the meaning specified in Section 14.1.

         "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust Office of the Trustee including without limitation any vice president, assistant vice president, assistant treasurer, assistant secretary, corporate trust officer, assistant corporate trust officer or other employee of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge and familiarity with the particular subject.

         "Restricted Global Registered Security" has the meaning specified in
Section 2.1.

         "Restricted Securities" means all Securities required pursuant to
Section 3.5(c) to bear any Restricted Securities Legend. Such term includes the Restricted Global Registered Security.

         "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex B to this Indenture.

         "Restricted Securities Legend" means, collectively, the legends substantially in the forms of the legends required in the form of Security set forth in Section 2.2(b) to be placed upon each Restricted Security.

         "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Rule 144A Information" has the meaning specified in Section 10.8.

         "Rule 144A Securities" means the Securities purchased by the Initial Purchasers from the Company pursuant to the Purchase Agreement and resold by the Initial Purchasers, other than the Regulation D Securities and the Initial Regulation S Securities.

         "Securities" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Company".

         "Securities Act" means the United States Securities Act of 1933, as amended from time to time.

         "Securities Act Legend" means a Restricted Securities Legend.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

         "Senior Indebtedness" means the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in such proceeding) and rent payable on or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, Indebtedness of the Company, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing), unless in the case of any particular Indebtedness the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to the Securities or expressly provides that such Indebtedness is "pari passu" or "junior" to the Securities. Notwithstanding the foregoing, the Senior Indebtedness shall not include any Indebtedness of the Company to any Subsidiary of the Company.

         "Shelf Registration Statement" has the meaning specified in the Registration Rights Agreement.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Company pursuant to Section 3.7.

         "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of interest is due and payable.

         "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock or other similar interests in the corporation which ordinarily has or have voting power for the election of directors, or persons performing similar functions, whether at all times or only so long as no senior class of stock or other interests has or have such voting power by reason of any contingency.

         "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Supervisory Board" means either the supervisory board of the Company or any committee of the supervisory board empowered to act for it with respect to this Indenture.

         "Surrender Certificate" means a certificate substantially in the form set forth in Annex D to this Indenture.

         "Tax Affected Security" means any Security that, if as a result of any Tax Law Change, the Company has or will become obligated to pay Additional Amounts in respect of such Security.

         "Tax Law Change" means any change in, or amendment to, the laws or regulations prevailing in The Netherlands or any political subdivision or taxing authority thereof or therein, which change or amendment becomes effective on or after December 12, 1996 or as a result of any application or official interpretation of such laws or regulations not generally known before that date.

         "Temporary Global Bearer Security" means any Security issued in substantially the form set forth in Section 2.2(c).

         "Trading Day" has the meaning specified in Section 12.4(8)(e).

         "Transfer Agent" has the meaning specified in Section 2.2(a). The Company has initially appointed the Trustee as its Transfer Agent in the Borough of Manhattan, The City of New York, New York and ABN AMRO Bank N.V. as its Transfer Agent in Amsterdam, The Netherlands.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (its "possessions" including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).

         "United States person" has the meaning specified in Section 2.2(c).

         "Unrestricted Securities Certificate" means a certificate substantially in the form set forth in Annex C to this Indenture.

         "Western Europe" means Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.


Section 1.2. Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee or the Paying Agent in Amsterdam, The Netherlands to take any action under any provision of this Indenture, the Company shall furnish to the Trustee or the Paying Agent in Amsterdam, The Netherlands, as the case may be, an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (including certificates provided for in Section 10.7) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


Section 1.3.    Form of Documents Delivered to the Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


Section 1.4.     Acts of Holders of Securities.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by (1) one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing by such Holders or (2) the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article Nine. Such action shall become effective when such instrument or instruments or record is delivered to the Trustee and, where it is hereby expressly required, to the Company. The Trustee shall promptly deliver to the Company copies of all such instruments and records delivered to the Trustee. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments and so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a

Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section . The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 9.6.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

         (c) The principal amount and serial number of any Bearer Security held by any Person, and the date of his holding the same, may be proved by the production of such Bearer Security or by a certificate executed by any trust company, bank, broker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee or the Paying Agent in Amsterdam, The Netherlands to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Security therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Security, if such certificate or affidavit is deemed by the Trustee or the Paying Agent in Amsterdam, The Netherlands to be satisfactory. The Trustee, the Paying Agent in Amsterdam, The Netherlands and the Company may assume that any Bearer Security continues to be held by such Person until (1) another certificate or affidavit bearing a later date issued in respect of such Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee or the Paying Agent in Amsterdam, The Netherlands by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding.

         (d) The principal amount and serial number of any Registered Security held by any Person, and the date of his holding the same, shall be proved by the Security Register.

         (e) The principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Paying Agent in Amsterdam, The Netherlands deems sufficient; and the Paying Agent in Amsterdam, The Netherlands may in any instance require further proof with respect to any of the matters referred to in this Section 1.4.

         (f) The fact and date of execution of any such instrument or writing and the authority of the Person executing the same may also be proved in any other manner which the Trustee or the Paying Agent in Amsterdam, The Netherlands deems sufficient; and the Trustee or the Paying Agent in Amsterdam, The Netherlands may in any instance require further proof with respect to any of the matters referred to in this Section 1.4.

         (g) The Company may set any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted by this Indenture to be given or taken by Holders. Promptly and in any case not later than ten days after setting a record date, the Company shall notify the Trustee, the Paying Agent in Amsterdam, The Netherlands and the Holders of such record date. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 15.1) prior to such first solicitation or vote, as the case may be. With regard to any record date, the Holders on such date (or their duly appointed agents or proxies), and only such Persons, shall be entitled to give or take, or vote on, the relevant action, whether or not such Holders remain Holders after such record date. Notwithstanding the foregoing, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any notice, declaration or direction referred to in the next paragraph.

         Upon receipt by the Trustee from any Holder of (i) any notice of default or breach referred to in Section 5.1(3), if such default or breach has occurred and is continuing and the Trustee shall not have given such a notice to the Company, (ii) any declaration of acceleration referred to in Section 5.2, if an Event of Default has occurred and is continuing and the Trustee shall not have given such a declaration to the Company, or (iii) any direction referred to in Section 5.12, if the Trustee shall not have taken the action specified in such direction, then a record date shall automatically and without any action by the Company or the Trustee be set for determining the Holders entitled to join in such notice, declaration or direction, which record date shall be the close of business on the tenth day (or, if such day is not a Business Day, the first Business Day thereafter) following the day on which the Trustee receives such notice, declaration or direction. Promptly after such receipt by the Trustee, and as soon as practicable thereafter, the Trustee shall notify the Company and the Holders of any such record date so fixed. The Holders on such record date or their duly appointed agents or proxies), and only such Persons, shall be entitled to join in such notice, declaration or direction, whether or not such Holders remain Holders after such record date; provided that, unless such notice, declaration or direction shall have become effective by virtue of Holders of the requisite principal amount of Securities on such record date (or their duly appointed agents or proxies) having joined therein on or prior to the 90th day after such record date, such notice, declaration or direction shall automatically and without any action by any Person be canceled and of no further effect. Nothing in this paragraph shall be construed to prevent a Holder (or a duly appointed agent or proxy thereof) from giving, before or after the expiration of such 90-day period, a notice, declaration or direction contrary to or different from, or, after the expiration of such period, identical to, the notice, declaration or direction to which such record date relates, in which event a new record date in respect thereof shall be set pursuant to this paragraph. In addition, nothing in this paragraph shall be construed to render ineffective any notice, declaration or direction of the type referred to in this paragraph given at any time to the Trustee and the Company by Holders (or their duly appointed agents or proxies) of the requisite principal amount of Securities on the date such notice, declaration or direction is so given.

         (h) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and any coupon appertaining thereto and the Holder of every Security or coupon issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security or coupon.

         (i) The provisions of this Section 1.4 are subject to the provisions of
Section 9.5.


Section 1.5.    Notices, Etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders of Securities or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee or the Paying Agent in Amsterdam, The Netherlands by any Holder of Securities or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee and received at its Corporate Trust Office, Attention: Corporate Trust Services - Baan, or to or with the Paying Agent in Amsterdam, The Netherlands and received at Herengracht 595, 1017 CE Amsterdam, The Netherlands, Attention: Baan, or

                  (2) the Company by the Trustee or by any Holder of Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, mailed, first-class postage prepaid, or telecopied and confirmed by mail, first-class postage prepaid, or delivered by hand or overnight courier, addressed to the Company at Zonneoordlaan 17, 6710 BG Ede, The Netherlands, facsimile no.: 011-31-342-428200, Attention: General Counsel, or at any other address previously furnished in writing to the Trustee by the Company.

         Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.


Section 1.6.     Notice to Holders of Securities; Waiver.

         Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event,

                  (1) such notice shall be sufficiently given to Holders of Bearer Securities or any Temporary Global Bearer Security if published in an Authorized Newspaper in the City of Amsterdam, The Netherlands, or, if not practicable in Amsterdam, The Netherlands, elsewhere in any country in Western Europe, on a Business Day at least twice, the first such publication to be not earlier than the earliest date and the second such publication to be not later than the latest date herein prescribed for the giving of such notice; and

                  (2) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at the address of such Holder as it appears in the Security Register, not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice.

         Neither the failure to give notice by publication to Holders of Bearer Securities or any Temporary Global Bearer Security as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above. In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice as provided above, then such notification as shall be given with the approval of the Trustee, which approval shall not be unreasonably withheld, shall constitute sufficient notice to such Holders for every purpose hereunder.

         In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice by publication to Holders of Bearer Securities or any Temporary Global Bearer Security given as provided above. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Registered Securities as shall be made with the approval of the Trustee, which approval shall not be unreasonably withheld, shall constitute a sufficient notification to such Holders for every purpose hereunder.

         In the case of paragraph (1) of this section, such notice shall be deemed to have been given on the date of such publication or, if published in Authorized Newspapers on different dates, on the date of the first such publication.

         In the case of paragraph (2) of this section, such notice shall be deemed to have been given when such notice is mailed.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 1.7. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


Section 1.8. Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.


Section 1.9. Separability Clause.

         In case any provision in this Indenture or the Securities or coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


Section 1.10. Benefits of Indenture.

         Except as provided in the next sentence, nothing in this Indenture or in the Securities or coupons, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns hereunder and the Holders of Securities and coupons, any benefit or legal or equitable right, remedy or claim under this Indenture. The provisions of Article Thirteen are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness.


Section 1.11. Governing Law.

         THIS INDENTURE AND THE SECURITIES AND COUPONS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE UNITED STATES OF AMERICA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.


Section 1.12. Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity of any Security or coupon or the last day on which a Holder of a Security has a right to con vert his Security shall not be a Business Day at a Place of Payment or Place of Conversion, as the case may be, then (notwithstanding any other provision of this Indenture or of the Securities or coupons) payment of interest or principal and premium, if any, or delivery for conversion of such

Security need not be made at such Place of Payment or Place of Conversion, as the case may be, on or by such day, but may be made on or by the next succeeding Business Day at such Place of Payment or Place of Conversion, as the case may be, with the same force and effect as if made on the Interest Payment Date, Redemption Date or Repurchase Date, or at the Stated Maturity or by such last day for conversion; provided, however, that in the case that payment is made on such succeeding Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repurchase Date, Stated Maturity or last day for conversion, as the case may be.


Section 1.13. Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Company and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof.

Section 1.14. Jurisdiction.

         Each of the Company, the Trustee and the Holders irrevocably (i) agrees that any legal suit, action or proceeding against the Company brought by the Trustee or any Holder or by any person who controls the Trustee or any Holder arising out of or based upon this Indenture or the transactions contemplated hereby may be instituted in any New York court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company irrevocably waives any immunity to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it by the Trustee or any Holder arising out of or based on this Indenture or the transactions contemplated hereby which is instituted in any New York court or in any competent court in The Netherlands. The Company has appointed CT Corporation System, 1633 Broadway, New York, New York 10019, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action by the Trustee or any Holder arising out of or based on this Indenture or the transactions contemplated hereby which may be instituted in any New York court by the Trustee or any Holder or by any person who controls the Trustee or any Holder, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company as the case may be.


                                   ARTICLE TWO

                                 SECURITY FORMS


Section 2.1. Forms Generally.

         The Securities and the coupons shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, the law of The Netherlands, the Code, and the treasury regulations under the Code, or as may, consistently herewith, be determined by the officers executing such Securities and coupons, as evidenced by their execution thereof.

         The Trustee's certificates of authentication shall be in substantially the form set forth in Section 2.4.

         Conversion notices shall be in substantially the form set forth in
Section 2.5.

         The Temporary Global Bearer Security and the Registered Securities may be printed, lithographed, typewritten, mimeographed or otherwise produced, as determined by the officers of the Company executing such Security, as evidenced by their execution thereof. The format and spacing of the text of a Definitive Security may be varied to facilitate such production.

         The Bearer Securities and coupons shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities and coupons, as evidenced by their execution thereof.

         Upon their original issuance, Rule 144A Securities shall be issued in the form of a Global Registered Security registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Registered Security, together with its Successor Securities which are Global Registered Securities other than the Regulation S Global Security, are collectively herein called the "Restricted Global Registered Security".

         Upon their original issuance, Initial Regulation S Securities (other than the Initial Regulation S Securities described in clause (ii) of the definition thereof) shall be issued in the form of the Temporary Global Bearer Security as set forth in Section 2.2(c).

         After their original issuance, as provided in and subject to the terms and conditions of Sections 3.4 and 3.5, Securities may be exchanged for interests in a Global Registered Security registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct), provided that upon such deposit all such Securities shall be credited to or through accounts maintained at DTC by or on behalf of EUROCLEAR or CEDEL. Such Global Securities, together with its Successor Securities which are Global Securities other than the Restricted Global Registered Security, are collectively herein called the "Regulation S Global Security".

Section 2.2.               Forms of Securities.

         (a)  Form of Bearer Security

                                 [FORM OF FACE]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN Sections 165(J) AND 1287(A) OF THE INTERNAL REVENUE CODE.

                                BAAN COMPANY N.V.

                       4.5% CONVERTIBLE SUBORDINATED NOTE
                                    DUE 2001

No. __________________                                         U.S. $__________
ISIN No. ______________

         BAAN COMPANY N.V., a corporation duly organized and existing under the laws of The Netherlands with its statutory seat in Barneveld, The Netherlands (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to bearer upon presentation and surrender of this Security the principal sum of ________ United States Dollars (U.S.$_____) on December 15, 2001 and to pay interest thereon, from December 23, 1996, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 in each year (each, an "Interest Payment Date"), commencing June 15, 1997, at the rate of 4 1/2% per annum (together with any Additional Amounts (as defined below) that the Company may be required to pay), until the principal hereof is due, and at the rate of 4 1/2% per annum on any overdue principal and premium, if any, and, to the extent permitted by law, on any overdue interest. Such payments shall be made, subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to terminate the appointment of any such Paying Agent, at the option of the Holder at the office of ABN AMRO Bank N.V., Herengracht 595, 1017 CE Amsterdam, The Netherlands, or at such other offices or agencies outside the United States (as defined below) as the Company may designate, at the option of the Holder by United States Dollar check drawn on a bank in the Borough of Manhattan, The City of New York or by transfer of United States Dollars to a United States Dollar account maintained by the payee with a bank located outside the United States (such a transfer to be made only to a Holder of an aggregate principal amount of Securities in excess of U.S. $2,000,000 and only if such Holder shall have furnished wire instructions in writing to the Paying Agent in Amsterdam, The Netherlands by no later than 15 days prior to the relevant payment date). Interest on this Security due on or before Maturity shall be payable only upon presentation and surrender at such an office or agency of the interest coupons hereto attached as they severally mature. No payment of principal of, premium, if any, or interest on, including Additional Amounts with respect to, this Security shall be made at the Corporate Trust Office of the Trustee under the Indenture referred to on the reverse hereof or at any other office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that payment of principal of, premium, if any, or interest on this Security and payment of any such Additional Amounts may be made at the office of the Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment of the full amount of such principal, premium, if any, interest, or Additional Amounts, as the case may be, at all offices outside the United States maintained for such purpose by the Company in accordance with the Indenture is illegal or effectively precluded by exchange controls or other similar restrictions on the full payment or receipt of such amounts in United States Dollars, as determined by the Company.

         The Company will pay to the Holder of this Security or any coupon appertaining hereto such additional amounts ("Additional Amounts") as may be necessary in order that every net payment of the principal of, premium, if any, and interest on this Security (including payment on redemption or repurchase), after deduction or withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by The Netherlands or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in this Security or in such coupon to be then due and payable; provided, however, that the Company shall not be obligated to pay any Additional Amounts in respect of payments becoming due on the Securities more than 15 days after the Redemption Date with respect to any redemption of the Tax Affected Securities pursuant to the third paragraph of the reverse of this Security to the extent that the Company's obligation to pay such Additional Amounts arises from the Tax Law Change that resulted in such redemption; and provided further, that the foregoing obligation to pay Additional Amounts will not apply to:

                  (a) any tax, assessment or other governmental charge which would not have been so imposed but for the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member, shareholder of or possessor of a power over such Holder, if such Holder is an estate, a trust, a partnership or a corporation) and The Netherlands or any political subdivision or taxing authority thereof or therein, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen, domiciliary or resident of The Netherlands or treated as a resident thereof, or being or having been engaged in trade or business or present therein, or having or having had a permanent establishment therein;

                  (b) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the Holder of this Security or any coupon appertaining hereto for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

                  (c) any estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or governmental charge;

                  (d) in the case of Securities other than Bearer Securities, any tax, assessment or other governmental charge which would not have been imposed but for the failure of such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) of such Security to comply with a request by the Company addressed to such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) (A) to provide information concerning the nationality, residence or identity of such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) or (B) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (A) or (B), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

                  (e) any tax, assessment or other governmental charge which is payable otherwise than by deduction or withholding from payments of principal of, premium, if any, or interest on such Security;

                  (f) any tax, assessment or other governmental charge imposed on a Holder that is a partnership or a fiduciary or other than the sole beneficial owner of such payment, but only to the extent that any beneficial owner or member of the partnership or beneficiary or settlor with respect to the fiduciary would not have been entitled to the payment of Additional Amounts had the beneficial owner, member, beneficiary or settlor directly been the Holder of this Security or coupon, if any; or

                  (g) any combination of items (a), (b), (c), (d), (e) and (f).

         For purposes of this Security, the term "United States" shall include, when used in the geographical sense, only the States and the District of Columbia. For all other purposes, the term "United States" shall include its "possessions" including Puerto Rico, the U.S. Virgin Islands, Guam, American Somoa, Wake Island and Northern Mariana Islands.

         Except as specifically provided herein and in the Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein. Whenever in this Security there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Security or any coupon appertaining thereto, such mention shall be deemed to include mention of the payment of Additional Amounts payable as described in the first preceding paragraph, respectively, to the extent that, in such context, Additional Amounts are, were or would be payable in respect of this Security or any coupon appertaining thereto, pursuant to such paragraph, and express mention of the payment of such Additional Amounts in any provisions of this

Security shall not be construed as excluding Additional Amounts in those provisions of this Security where such express mention is not made.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Capitalized terms used herein, including on the reverse hereof, and not defined herein or on the reverse hereof shall have the respective meanings given to such terms in the Indenture.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or its Authenticating Agent by the manual signature of one of its authorized signatories, neither this Security, nor any coupon appertaining hereto, shall be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this Security to be duly executed and coupons bearing the facsimile signature of its member of the Management Board with the title Chief Executive Officer or its member of the Management Board with the title President be annexed hereto.



Dated as of

                                          BAAN COMPANY N.V.


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

Attest:


------------------------
Name:
Title:

                                [FORM OF REVERSE]

         This Security is one of a duly authorized issue of securities of the Company designated as its "4.5% Convertible Subordinated Notes due 2001" (herein called the "Securities"), limited in aggregate principal amount to U.S.$200,000,000, issued and to be issued under an Indenture, dated as of December 15, 1996 (herein called the "Indenture"), between the Company and Marine Midland Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and any coupons appertaining thereto and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities are issuable as Bearer Securities, with interest coupons attached, in denominations of U.S.$5,000, U.S.$10,000 or U.S.$100,000, and as Registered Securities, without coupons, in the denomination of U.S.$1,000 and integral multiples of U.S.$1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Bearer Securities are exchangeable for a like aggregate principal amount of Registered Securities of any authorized denominations as requested by the Holder surrendering the same upon surrender of the Bearer Security or Bearer Securities to be exchanged, with all unmatured coupons and all matured coupons in default thereto appertaining, except as provided below, (a) at the Corporate Trust Office of the Trustee or at such other office or agency of the Company as may be designated by it for such purpose in The City of New York or (b) subject to any laws or regulations applicable thereto and to the right of the Company to terminate the appointment of any Transfer Agent (as defined below), the office of ABN AMRO Bank N.V., Herengracht 595, 1017 CE Amsterdam, The Netherlands, or at such other offices or agencies outside the United States as the Company may designate (each a "Transfer Agent"); provided, however, that such surrender may be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, if (but only if) such surrender at all offices outside the United States maintained for such purpose by the Company in accordance with the Indenture is illegal or effectively precluded by exchange controls or other similar restrictions. Bearer Securities surrendered in exchange for Registered Securities between a Record Date and the relevant Interest Payment Date or date for payment of Defaulted Interest will not be required to be surrendered with the coupon relating to such Interest Payment Date or date for payment of Defaulted Interest. Bearer Securities may not be issued in exchange for Registered Securities.

         No sinking fund is provided for the Securities. The Securities will not be redeemable at the option of the Company prior to December 16, 1998. At any time on or after December 16, 1998 and prior to maturity the Securities are subject to redemption at the option of the Company at any time, in whole or in part, upon not less than 20 nor more than 60 days' notice to the Holders prior to the Redemption Date, at the following Redemption Prices (expressed as percentages of the principal amount), except that prior to December 16, 1999 the Securities will not be redeemable at the option of the Company unless the Closing Price of the Common Shares shall have exceeded the product of the Conversion Price then in effect times 140% (rounded to the nearest cent) for 20 Trading Days within a period of 30 consecutive Trading Days ending within five Trading Days prior to the notice of redemption:

                                            Redemption
                 Year                         Price
                ------                      ----------
                 1998                         102.7%
                 1999                         101.8
                 2000                         100.9


and thereafter at a Redemption Price equal to 100% of the principal amount, together, in each case, with accrued interest to the Redemption Date, and certain Securities that are Tax Affected Securities are also redeemable in whole but not in part, under the circumstances described in the next paragraph at a Redemption Price equal to 100% of the principal amount thereof plus interest accrued to the Redemption Date; provided, however, that interest installments on Bearer Securities whose Stated Maturity is on or prior to such Redemption Date will be payable only upon presentation and surrender of coupons for such interest (at an office or agency outside the United States except as herein provided otherwise).

         If as a result of a Tax Law Change, the Company is or would become obligated to pay to the Holder of any Security or coupon Additional Amounts, as described in the second paragraph of the face of this Security, and such obligation cannot be avoided by the Company taking reasonable measures available to it, then the Company may, at its option, redeem the Tax Affected Securities in whole, but not in part, at any time, or giving not less than 20 days' notice to the Holders prior to, but excluding, the Redemption Date at a Redemption Price equal to 100% of the principal amount plus interest accrued to the Redemption Date and any Additional Amounts then payable; provided, that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay any such Additional Amounts were a payment in respect of the Tax Affected Securities then made. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee (a) an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred and (b) an Opinion of Counsel to the effect that the Company has or will become obligated to pay such Additional Amounts as a result of such Tax Law Change. The Company's right to redeem the Tax Affected Securities shall continue as long as the Company is obligated to pay such Additional Amounts, notwithstanding that the Company shall have made payments of Additional Amounts specified in such second paragraph.

         In the event of a redemption of less than all of the Securities, the Company will not be required (a) to register the transfer or exchange of Registered Securities or to exchange Bearer Securities for Registered Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption, (b) to register the transfer or exchange of any Registered Security, or portion thereof, called for redemption, or (c) to exchange any Bearer Security called for redemption; provided, however, that a Bearer Security called for redemption may be exchanged for a Registered Security which is simultaneously surrendered to the Security Registrar or Transfer Agent making such exchange with written instructions for conversion consistent with the provisions described in Sections 2.5 and 12.2 of the Indenture.

         Notice of redemption will be given by publication in Authorized Newspapers in the City of Amsterdam, The Netherlands, or, if not practicable in Amsterdam, The Netherlands, elsewhere in a Western European city. Notice to the Holders will be given at least twice not less than 20 nor more than 60 days prior to the Redemption Date as provided in the Indenture.

         In any case where the due date for the payment of the principal of, or premium, if any, or interest, including Additional Amounts, on, any Security or the last day on which a Holder of a Security has a right to convert his Security shall be, at any Place of Payment or Place of Conversion, as the case may be, a day on which banking institutions at such Place of Payment or Place of Conversion are authorized or obligated by law or executive order to close, then payment of principal, premium, if any, or interest, including Additional Amounts, or delivery for conversion of such Security need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or by such last day for conversion, and no interest shall accrue on the amount so payable for the period after such date.

         Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or after March 23, 1997 and on or before the close of business on December 15, 2001, or in case this Security is called for redemption or the Holder hereof has exercised his right to require the Company to repurchase this Security, then in respect of this Security until and including, but (unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on the Business Day prior to the Redemption Date or the Repurchase Date, as the case may be, to convert this Security into fully paid and nonassessable Common Shares of the Company at an initial Conversion Price of U.S. $44 for each Common Share (or at the current adjusted Conversion Price if an adjustment has been made as provided in the Indenture) by surrender of this Security, together with all coupons appertaining hereto that mature after the date of conversion, and also the conversion notice hereon, duly executed, to the Company, subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of any Conversion Agent (as defined below), at the office of ABN AMRO Bank N.V., Herengracht 595, 1017 CE Amsterdam, The Netherlands, or at such other offices or agencies outside the United States as the Company may designate (each a "Conversion Agent"). Subject to the aforesaid requirement to surrender coupons and except as provided in the Indenture, no cash payment or adjustment is to be made on conversion, if the date of conversion is not an Interest Payment Date, for interest accrued hereon from the Interest Payment Date next preceding the date of conversion, or for dividends on the Common Shares issued on conversion hereof. The Company shall thereafter deliver to the Holder the fixed number of Common Shares (together with any cash adjustment, as provided in the Indenture) into which this Security is convertible and such delivery will be deemed to satisfy the Company's obligation to pay the principal amount of this Security. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a cash adjustment as provided in the Indenture. The Conversion Price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party (other than a consolidation or merger which does not result in any reclassification, conversion, exchange or cancellation of the Common Shares) or the transfer of all or substantially all of the property and assets of the Company, or in the case of a split-up of the Company pursuant to which the assets and liabilities of the Company are transferred to one or more Persons and the Company ceases to exist, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then Outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, transfer or split-up by a holder of the number of Common Shares of the Company into which this Security could have been converted immediately prior to such consolidation, merger, transfer or split-up (assuming such holder of Common Shares is not a Constituent Person, failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of Non-electing Shares and further assuming, if such consolidation, merger, transfer or split-up occurs prior to the later of March 23, 1997 and the receipt of Securities in definitive form (in the case of Securities initially represented by a Temporary Global Bearer Security), that the Security was convertible at the time of such occurrence at the Conversion Price specified above as adjusted from the issue date of such Security to such time as provided in the Indenture). In the event of a split-up of the Company pursuant to which all or a portion of the assets and liabilities of the Company are transferred to one or more Persons and the Company continues to exist and remains fully liable for the Indenture Obligations, such split-up shall be treated as a distribution to all holders of the Common Shares which will be subject to the provisions of
Section 12.4(4) of the Indenture. No adjustment in the Conversion Price will be made until such adjustment would require an increase or decrease of at least one percent of such price, provided that any adjustment that would otherwise be made will be carried forward and taken into account in the computation of any subsequent adjustment; and further provided in the event that at the time of any conversion the Conversion Price then in effect and the prevailing exchange rate would result in an issue price of less than the par value of a Common Share, for purposes of such conversions, the Conversion Price will be deemed to be the Conversion Price that results in an issue price that is as close as possible to, but not less than, such par value.

         Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended, upon the request of a Holder of a Restricted Security or the holder of Common Shares issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities or such holder of Common Shares issued upon conversion of Restricted Securities, or to a prospective purchaser of any such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by any such Holder or holder with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), in connection with the resale of any such security. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

         If a Fundamental Change (as defined in the Indenture) occurs at any time prior to December 15, 2001, each Holder shall have the right, at his or her option, to require the Company to repurchase the Securities on the 45th day after notice thereof. Such payment shall be made at the Repurchase Prices (expressed as percentages of the principal amount) in the event of a Fundamental Change occurring during the 12-month period beginning December 15:

                      Year                      Percentage
                      ----                      ----------
                      1996                         104.5%
                      1997                         103.6
                      1998                         102.7
                      1999                         101.8
                      2000                         100.9

and 100% at December 15, 2001; provided in each case that if the Applicable Price (as defined in the Indenture) is less than the Reference Market Price (as defined in the Indenture), the Company shall repurchase such Securities at a price equal to the foregoing Repurchase Price multiplied by the fraction obtained by dividing the Applicable Price by the Reference Market Price. In each case, the Company shall also pay accrued interest, if any, on such Securities to, but excluding the Repurchase Date; provided, however, that the Repurchase Price in respect of any Bearer Security will be payable only upon presentation and surrender of such Bearer Security at an office or agency outside the United States, except in the limited circumstances described in the last sentence of the first paragraph of the face hereof; provided further that if such Repurchase Date is June 15 or December 15, then the interest payable on such date shall be paid to the Holder of record of the Securities on the Regular Record Date. Whenever in this Security there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Security shall not be construed as excluding the Repurchase Price in those provisions of this Security when such express mention is not made.

         The indebtedness evidenced by this Security and any coupons appertaining hereto is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security or any coupon appertaining to this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

         If an Event of Default shall occur and be continuing, the principal of all the Securities, together with accrued interest to the date of declaration, may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable, together with accrued interest to the date of declaration, and (ii) of interest on any overdue principal and overdue interest, to the extent permitted by law, all of the Company's obligations in respect of the payment of the principal of and interest on the Securities shall terminate.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities and coupons under the Indenture at any time by the Company and the Trustee with either (a) the written consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the lesser of (a) the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding and (b) the Holders of 66-2/3% in aggregate principal amount of the Outstanding Securities represented and entitled to vote at such meeting. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities and coupons, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and any coupon appertaining hereto and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security or any coupon appertaining hereto shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of the Securities Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security or any coupon appertaining hereto for the enforcement of any payment of principal hereof, premium, if any, or interest hereon (including any Additional Amounts) on or after the respective due dates expressed herein or for the enforcement of the right to convert this Security as provided in the Indenture.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on (including Additional Amounts, as described herein) this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

         Subject to applicable law, title to this Security and the coupons appertaining hereto shall pass by delivery. Subject to applicable law, the Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of this Security and any coupon appertaining thereto as the owner thereof for all purposes, whether or not this Security or such coupon be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         No recourse for the payment of the principal (and premium, if any) or interest on this Security and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of consideration for the issue hereof, expressly waived and released.

         THE INDENTURE, THE SECURITIES AND ANY COUPONS APPERTAINING THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                    ELECTION OF HOLDER TO REQUIRE REPURCHASE

         1. Pursuant to Section 14.1 of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

         2. The undersigned hereby directs the Company to pay bearer an amount in cash or, at the Company's election, Common Shares valued as set forth in the Indenture, equal to 100% of the principal amount hereof, plus interest accrued to the Repurchase Date, as provided in the Indenture.


Dated:_______________________                    _______________________
                                                 Signature

         (b)  Form of Registered Security

                                 [FORM OF FACE]

[THE FOLLOWING LEGEND (THE "RULE 144A LEGEND") SHALL APPEAR ON THE FACE OF EACH RESTRICTED SECURITY OTHER THAN ANY RESTRICTED GLOBAL
REGISTERED SECURITY:

         THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY AND ANY COMMON SHARES ISSUABLE UPON ITS CONVERSION MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THIS SECURITY MAY ONLY BE SOLD IN ACCORDANCE WITH THE INDENTURE, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF Section 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

         THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF BAAN COMPANY N.V. (THE "COMPANY") THAT (A) THIS SECURITY AND ANY COMMON SHARES ISSUABLE UPON ITS CONVERSION MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN AN OFFSHORE TRANSACTION COMPLYING WITH THE PROVISIONS OF RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (III) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A) UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS THEREOF, (IV) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS OF THE UNITED STATES, AND THAT (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER OF THIS SECURITY OR ANY COMMON SHARES ISSUABLE UPON ITS CONVERSION IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY OR SUCH COMMON SHARES ISSUABLE UPON ITS CONVERSION FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

         THIS SECURITY, ANY COMMON SHARES ISSUABLE UPON ITS CONVERSION AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS SECURITY AND ANY SUCH SHARES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY AND ANY SUCH SHARES SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SECURITY AND ANY SUCH SHARES TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.]

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH RESTRICTED
GLOBAL REGISTERED SECURITY:

         THE SECURITIES EVIDENCED BY THIS GLOBAL REGISTERED SECURITY (OR ITS PREDECESSOR) WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SUCH SECURITIES AND ANY COMMON SHARES ISSUABLE UPON THEIR CONVERSION MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. SUCH SECURITIES MAY ONLY BE SOLD IN ACCORDANCE WITH THE INDENTURE, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE. EACH PURCHASER OF ANY BENEFICIAL INTEREST IN THE SECURITIES IS HEREBY NOTIFIED THAT THE SELLER OF SUCH BENEFICIAL INTEREST IN THE SECURITIES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF Section 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

         EACH BENEFICIAL OWNER OF AN INTEREST IN ANY OF THE SECURITIES EVIDENCED BY THIS GLOBAL REGISTERED SECURITY (INCLUDING ANY PARTICIPANT IN THE DEPOSITARY HOLDING THE GLOBAL REGISTERED SECURITY THAT IS SHOWN AS HOLDING SUCH AN INTEREST ON THE RECORDS OF SUCH DEPOSITARY AND EACH BENEFICIAL OWNER THAT HOLDS THROUGH ANY SUCH PARTICIPANT) AGREES FOR THE BENEFIT OF BAAN COMPANY N.V. (THE "COMPANY") THAT (A) ANY BENEFICIAL INTEREST IN THE SECURITIES AND ANY COMMON SHARES ISSUABLE UPON THEIR CONVERSION MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN AN OFFSHORE TRANSACTION COMPLYING WITH THE PROVISIONS OF RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (III) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A) UNDER THE

SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS THEREOF, (IV) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN EACH OF CASES
(I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS OF THE UNITED STATES, AND THAT (B) THE BENEFICIAL OWNER WILL, AND EACH SUBSEQUENT BENEFICIAL OWNER OF AN INTEREST IN ANY OF THE SECURITIES EVIDENCED BY THIS GLOBAL REGISTERED SECURITY OR ANY COMMON SHARES ISSUABLE UPON CONVERSION THEREOF IS REQUIRED TO, NOTIFY ANY PURCHASER OF ANY BENEFICIAL INTEREST IN THE SECURITIES OR SUCH COMMON SHARES ISSUABLE UPON ITS CONVERSION FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

         THIS SECURITY, ANY COMMON SHARES ISSUABLE UPON ITS CONVERSION AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS SECURITY AND ANY SUCH SHARES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER AND BENEFICIAL OWNERS OF AN INTEREST IN ANY OF THE SECURITIES EVIDENCED BY THIS GLOBAL SECURITY AND ANY SUCH SHARES SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SECURITY AND THE BENEFICIAL INTERESTS THEREIN AND ANY SUCH SHARES TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.]

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH GLOBAL REGISTERED
SECURITY:

         THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.]

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH GLOBAL REGISTERED SECURITY FOR WHICH THE DEPOSITORY TRUST COMPANY IS TO BE THE DEPOSITARY:

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK

CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR REGISTERED SECURITIES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE INDENTURE, THIS GLOBAL REGISTERED SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH REGULATION S GLOBAL
SECURITY:

THIS SECURITY IS A REGULATION S GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. EXCEPT IN THE CIRCUMSTANCES DESCRIBED IN Sections 3.4 AND 3.5(B) OF THE INDENTURE, NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS REGULATION S GLOBAL SECURITY MAY BE MADE FOR A REGISTERED SECURITY OR AN INTEREST IN THE RESTRICTED GLOBAL SECURITY DURING THE REGULATION S RESTRICTED PERIOD.]

                                BAAN COMPANY N.V.

                       4.5% CONVERTIBLE SUBORDINATED NOTE
                                    DUE 2001

No. _____________                                                    U.S.$_____
[IF RESTRICTED GLOBAL REGISTERED SECURITY - CUSIP NO. 056072 AA9]
[IF ANY REGULATION S SECURITY (OTHER THAN BEARER SECURITIES) - CUSIP NO.
N08044 AA2]
[IF REGULATION S GLOBAL SECURITY - ISIN NO. USN08044AA23]

         BAAN COMPANY N.V., a corporation duly organized and existing under the laws of The Netherlands with its statutory seat in Barneveld, The Netherlands (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of _____________ United States Dollars (U.S.$_____) [(which amount may from time to time be increased or decreased to such other principal amounts (which, taken together with the principal amounts of all other Outstanding Securities, shall not exceed $200,000,000 in the aggregate at any time) by adjustments made on the records of the Trustee, as custodian of the Depositary, in accordance with the rules and procedures of the Depositary)]1 on December 15, 2001 and to pay interest thereon, from December 23, 1996, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 in each year (each, an "Interest Payment Date"), commencing June 15, 1997, at the rate of 4 1/2% per annum (together with any Additional Amounts and Liquidated Damages that the Company may be required to pay), until the principal hereof is due, and at the rate of 4 1/2% per annum on any overdue principal and premium, if any, and, to the extent permitted by law, on any overdue interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for ("Defaulted Interest") will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Registered Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal shall be made upon the surrender of this Security, at the option of the Holder, at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company as may be designated by it for such purpose in the
--------

     1   This language shall appear on each Global Registered Security.

Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, or at such other offices or agencies as the Company may designate, by United States Dollar check drawn on, or transfer to a United States Dollar account (such a transfer to be made only to a Holder of an aggregate principal amount of Registered Securities in excess of U.S. $2,000,000, and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date) maintained by the payee with a bank in the Borough of Manhattan, The City of New York. Payment of interest on this Security may be made by United States Dollar check drawn on a bank in the Borough of Manhattan, The City of New York mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or, upon written application by the Holder to the Security Registrar setting forth wire instructions not later than the relevant Record Date, by transfer to a United States Dollar account (such a transfer to be made only to a Holder of an aggregate principal amount of Registered Securities in excess of U.S.$2,000,000 and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date) maintained by the payee with a bank in the Borough of Manhattan, The City of New York.

         The Company will pay to the Holder of this Security such additional amounts ("Additional Amounts") as may be necessary in order that every net payment of the principal of, premium, if any, and interest on this Security (including payment on redemption or repurchase), after deduction or withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by The Netherlands or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in this Security to be then due and payable; provided, however, that the Company shall not be obligated to pay any Additional Amounts in respect of payments becoming due on the Securities more than 15 days after the Redemption Date with respect to any redemption of the Tax Affected Securities pursuant to the third paragraph of the reverse of this Security to the extent that the Company's obligation to pay such Additional Amounts arises from the Tax Law Change that resulted in such redemption; and provided, further, that the foregoing obligation to pay Additional Amounts will not apply to:

                  (a) any tax, assessment or other governmental charge which would not have been so imposed but for the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member, shareholder of or possessor of a power over such Holder, if such Holder is an estate, a trust, a partnership or a corporation) and The Netherlands or any political subdivision or taxing authority thereof or therein, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen, domiciliary or resident of The Netherlands or treated as a resident thereof, or being or having been engaged in trade or business or present therein, or having or having had a permanent establishment therein;

                  (b) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the Holder of this Security for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

                  (c) any estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or governmental charge;

                  (d) in the case of Securities other than Bearer Securities, any tax, assessment or other governmental charge which would not have been imposed but for the failure of such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) of such Security to comply with a request by the Company addressed to such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) (A) to provide information concerning the nationality, residence or identity of such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) or (B) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (A) or (B), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

                  (e) any tax, assessment or other governmental charge which is payable otherwise than by deduction or withholding from payments of principal of, premium, if any, or interest on such Security:

                  (f) any tax, assessment or other governmental charge imposed on a Holder that is a partnership or a fiduciary or other than the sole beneficial owner of such payment, but only to the extent that any beneficial owner or member of the partnership or beneficiary or settlor with respect to the fiduciary would not have been entitled to the payment of Additional Amounts had the beneficial owner, member, beneficiary or settlor directly been the Holder of this Security; or

                  (g) any combination of items (a), (b), (c), (d), (e), and (f).

         Except as specifically provided herein and in the Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein. Whenever in this Security there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Security such mention shall be deemed to include mention of the payment of Additional Amounts payable as described in the second preceding paragraph to the extent that, in such context, Additional Amounts are, were or would be payable in respect of such Security and express mention of the payment of Additional Amounts (if applicable) in any provisions of this Security shall not be construed as excluding Additional Amounts in those provisions of this Security where such express mention is not made.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Capitalized terms used herein, including on the reverse hereof, and not defined herein or on the reverse hereof shall have the respective meanings given to such terms in the Indenture.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or an Authenticating Agent by the manual signature of one of their respective authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this Security to be duly executed.

Dated:

                                BAAN COMPANY N.V.



                                    By:
                                        ----------------------------------
                                       Name:
                                       Title:

Attest:


---------------------------------
Name:
Title:

                                [FORM OF REVERSE]

         This Security is one of a duly authorized issue of securities of the Company designated as its "4.5% Convertible Subordinated Notes due 2001" (herein called the "Securities"), limited in aggregate principal amount to U.S.$200,000,000, issued and to be issued under an Indenture, dated as of December 15, 1996 (herein called the "Indenture"), between the Company and Marine Midland Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and any coupons appertaining thereto and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities are issuable as Bearer Securities, with interest coupons attached, in denominations of U.S.$5,000, U.S.$10,000 or U.S.$100,000, and as Registered Securities, without coupons, in the denomination of U.S.$1,000 and integral multiples of U.S.$1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Registered Securities are exchangeable for a like aggregate principal amount of Registered Securities of any authorized denominations as requested by the Holder surrendering the same upon surrender of the Registered Security or Registered Securities to be exchanged, at the Corporate Trust Office of the Trustee or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York or at such other offices or agencies as the Company may designate (each a "Transfer Agent"). The Transfer Agent will then forward such surrendered Registered Securities (together with any payment surrendered therewith) to the Trustee who in turn will issue the new Registered Securities. Bearer Securities may not be issued in exchange for Registered Securities.

         No sinking fund is provided for the Securities. The Securities will not be redeemable at the option of the Company prior to December 16, 1996. At any time on or after December 16, 1998 and prior to maturity, the Securities are subject to redemption at the option of the Company at any time, in whole or in part, upon not less than 20 nor more than 60 days' notice to the Holders prior to the Redemption Date, at the following Redemption Prices (expressed as percentages of the principal amount), except that prior to December 16, 1999 the Securities will not be redeemable at the option of the Company unless the Closing Price of the Common Shares shall have exceeded the product of the Conversion Price then in effect times 140% (rounded to the nearest cent) for 20 Trading Days within a period of 30 consecutive Trading Days ending within five Trading Days prior to the notice of redemption:

                                               Redemption
                      Year                        Price
                     ------                   ------------
                      1998                        102.7%
                      1999                        101.8
                      2000                        100.9

and thereafter at a Redemption Price equal to 100% of the principal amount, together, in each case, with accrued interest to the Redemption Date, and Securities that are Tax Affected Securities are also redeemable, in whole but not in part, under the circumstances described in the next succeeding paragraph, at a Redemption Price equal to 100% of the principal amount thereof plus interest accrued to the Redemption Date; provided, however, that interest installments on Registered Securities whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

         If as a result of a Tax Law Change, the Company is or would become obligated to pay to the Holder of any Security or coupon Additional Amounts, as described in the second paragraph of the face of this Security, and such obligation cannot be avoided by the Company taking reasonable measures available to it, then the Company may, at its option, redeem the Tax Affected Securities in whole, but not in part, at any time, on giving not less than 20 days' notice to the Holders prior to the Redemption Date, at a Redemption Price equal to 100% of the principal amount plus interest accrued to, but excluding, the Redemption Date, and any Additional Amounts then payable; provided, that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay any such Additional Amounts were a payment in respect of the Tax Affected Securities then made. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee (a) an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred and (b) an Opinion of Counsel to the effect that the Company has or will become obligated to pay such Additional Amounts as a result of such Tax Law Change. The Company's right to redeem the Tax Affected Securities shall continue as long as the Company is obligated to pay such Additional Amounts, notwithstanding that the Company shall have made payments of Additional Amounts specified in such second paragraph.


         In the event of a redemption of less than all of the Securities, the Company will not be required (a) to register the transfer or exchange of Registered Securities or to exchange Bearer Securities for Registered Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption, (b) to register the transfer or exchange of any Registered Security, or portion thereof, called for redemption, or (c) to exchange any Bearer Security called for redemption; provided, however, that a Bearer Security called for redemption may be exchanged for a Registered Security which is simultaneously surrendered to the Registrar or Transfer Agent making such exchange with written instructions for conversion consistent with the provisions described in Sections
2.5 and 12.2 of the Indenture.

         Notice of redemption will be given by publication in Authorized Newspapers in the City of Amsterdam, The Netherlands, or, if not practicable in Amsterdam, The Netherlands, elsewhere in any country in Western Europe, and by mail to Holders of Registered Securities. Notice to the Holders will be given at least twice not less than 20 nor more than 60 days prior to the Redemption Date as provided in the Indenture.

         In any case where the due date for the payment of the principal of, premium, if any, or interest, including Additional Amounts and Liquidated Damages, on, any Security or the last day on which a Holder of a Security has a right to convert his Security shall be, at any Place of Payment or Place of Conversion, as the case may be, a day on which banking institutions at such Place of Payment or Place of Conversion are authorized or obligated by law or executive order to close, then payment of principal, premium, if any, or interest, including Additional Amounts and Liquidated Damages, or delivery for conversion of such Security need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or by such last day for conversion, and no interest shall accrue on the amount so payable for the period after such date.

         Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or after March 23, 1997, and on or before the close of business on December 15, 2001, or in case this Security or a portion hereof is called for redemption or the Holder hereof has exercised his right to require the Company to repurchase this Security or such portion hereof, then in respect of this Security until and including, but (unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on the Business Day prior to the Redemption Date or the Repurchase Date, as the case may be, to convert this Security (or any portion of the principal amount hereof that is an integral multiple of U.S.$1,000, provided that the unconverted portion of such principal amount is U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof) into fully paid and nonassessable Common Shares of the Company at an initial Conversion Price of U.S.$44.00 for each Common Share (or at the current adjusted Conversion Price if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank and, in case such surrender shall be made during the period from the close of business of any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date ("Interest Period") (except Securities called for redemption on a Redemption Date or to be repurchased on a Repurchase Date during, in each case, such Interest Period), also accompanied by payment in New York Clearing House or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted (or, if this Security was issued in exchange for a Bearer Security after the close of business on such Regular Record Date, by surrender of one or more coupons relating to such Interest Payment Date or by both payment in such funds and surrender of such coupon or coupons, in either case, in an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted; provided that coupons may be so surrendered only at an office or agency outside the United States designated pursuant to the Indenture), and also the conversion notice hereon duly executed, to the Company at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company, subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of any Conversion Agent (as defined below) as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate (each a "Conversion Agent"), provided further, that if this

Security or portion hereof has been called for redemption on a Redemption Date or is repurchasable on a Repurchase Date occurring, in either case, during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such succeeding Interest Payment Date and is surrendered for conversion during such period, then the Holder of this Security who converts this Security or a portion hereof during such period will be entitled to receive the interest accruing hereon from the Interest Payment Date next preceding the date of such conversion to such succeeding Interest Payment Date and shall not be required to pay such interest upon surrender of this Security for conversion. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest, no cash payment or adjustment is to be made on conversion, if the date of conversion is not an Interest Payment Date, for interest accrued hereon from the Interest Payment Date next preceding the date of conversion, or for dividends on the Common Shares issued on conversion hereof. The Company shall thereafter deliver to the Holder the fixed number of Common Shares (together with any cash adjustment, as provided in the Indenture) into which this Security is convertible and such delivery will be deemed to satisfy the Company's obligation to pay the principal amount of this Security. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a cash adjustment as provided in the Indenture. The Conversion Price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party (other than a consolidation or merger which does not result in any reclassification, conversion, exchange or cancellation of the Common Shares) or the transfer of all or substantially all of the property and assets of the Company, or in the case of a split-up of the Company pursuant to which the assets and liabilities of the Company are transferred to one or more Persons and the Company ceases to exist, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then Outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, transfer or split-up by a holder of the number of Common Shares of the Company into which this Security could have been converted immediately prior to such consolidation, merger, transfer or split-up (assuming such holder of Common Shares is not a Constituent Person, failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of Non-electing Shares and further assuming, if such consolidation, merger, transfer or split-up occurs prior to the later of March 23, 1997 and the receipt of Securities in definitive form (in the case of Securities initially represented by a Temporary Global Bearer Security), that the Security was convertible at the time of such occurrence at the Conversion Price specified above as adjusted from the issue date of such Security to such time as provided in the Indenture). In the event of a split-up of the Company pursuant to which all or a portion of the assets and liabilities of the Company are transferred to one or more Persons and the Company continues to exist and remains fully liable for the Indenture Obligations, such split-up shall be treated as a distribution to all holders of Common Shares which will be subject to the adjustment provisions of Section 12.4(4) of the Indenture. No adjustment in the Conversion Price will be made until such adjustment would require an increase or decrease of at least one percent of such price, provided that any adjustment that would otherwise be made will be carried forward and taken into account in the computation of any subsequent adjustment; and further provided in the event that at the time of any conversion the Conversion Price then in effect and the prevailing exchange rate would result in an issue price of less than the par value of a Common Share, for purposes of such conversions, the Conversion Price will be deemed to be the Conversion Price that results in an issue price that is as close as possible to, but not less than, such par value.

         Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended, upon the request of a Holder of a Restricted Security or the holder of Common Shares issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities or such holder of Common Shares issued upon conversion of Restricted Securities, or to a prospective purchaser of any such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the resale of any such security. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

         [The following shall appear in each Restricted Security and every Successor Security with respect thereto issued prior to the next Interest Payment Date:

         The Holder of this Security and the Common Shares of the Company issuable upon conversion thereof is entitled to the benefits of a Registration Rights Agreement (subject to the provisions thereof), dated as of December 15, 1996, between the Company and the Initial Purchasers.]

         If a Fundamental Change (as defined in the Indenture) occurs at any time prior to December 15, 2001, each Holder shall have the right, at his or her option, to require the Company to repurchase the Securities on the 45th day after notice thereof. Such payment shall be made at the Repurchase Prices (expressed as percentages of the principal amount) in the event of a Fundamental Change occurring during the 12-month period beginning (December 15):

                         Year                   Percentage
                         ----                   ----------
                         1996                      104.5%
                         1997                      103.6
                         1998                      102.7
                         1999                      101.8
                         2000                      100.9

and 100% at December 15, 2001; provided in each case that if the Applicable Price (as defined in the Indenture) is less than the Reference Market Price (as defined in the Indenture), the Company shall repurchase such Securities at a price equal to the foregoing Repurchase Price multiplied by the fraction obtained by dividing the Applicable Price by the Reference Market Price. In each case, the Company shall also pay accrued interest, if any, on such Securities to, but excluding the Repurchase Date; provided that if such Repurchase Date is June 15 or December 15, then the interest payable on such date shall be paid to the Holder of record of the Securities on the Regular Record Date. Whenever in this Security there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Security shall not be construed as excluding the Repurchase Price in those provisions of this Security when such express mention is not made.

         [The following paragraph shall appear in each Registered Security that is not a Global Registered Security:

         In the event of redemption, repurchase or conversion of this Security in part only, a new Registered Security or Securities for the unredeemed, unrepurchased or unconverted portion hereof will be issued in the name of the Holder hereof.]

         [The following paragraph shall appear in each Global Registered
Security:

         In the event of a deposit or withdrawal of an interest in this Security, including an exchange, transfer, redemption, repurchase or conversion of this Security in part only, the Trustee, as custodian of the Depositary, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the rules and procedures of the Depositary.]

         The indebtedness evidenced by this Security is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

         If an Event of Default shall occur and be continuing, the principal of all the Securities, together with accrued interest to the date of declaration, may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable, together with accrued interest to the date of declaration, and (ii) of interest on any overdue principal and overdue interest, to the extent permitted by law, all of the Company's obligations in respect of the payment of the principal of and interest on the Securities shall terminate.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities and coupons under the Indenture at any time by the Company and the Trustee with either

(a) the written consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the lesser of (a) the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding and (b) the Holders of 66-2/3% in aggregate principal amount of the Outstanding Securities represented and entitled to vote at such meeting. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities and coupons, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of the Securities Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof, premium, if any, or interest hereon (including any Additional Amounts and Liquidated Damages) on or after the respective due dates expressed herein or for the enforcement of the right to convert this Security as provided in the Indenture.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on (including Additional Amounts and Liquidated Damages, as described herein) this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Registered Securities is registrable on the Security Register upon surrender of a Registered Security for registration of transfer
(a) at the Corporate Trust Office of the Trustee or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, or (b) subject to any laws or regulations applicable thereto and to the right of the Company to terminate the appointment of any Transfer Agent, at the offices of the Transfer Agents described herein or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Registered Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees by the Registrar. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith.

         No recourse for the payment of the principal (and premium, if any) or interest on this Security and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of consideration for the issue hereof, expressly waived and released.

         Prior to due presentation of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered, as the owner thereof for all purposes, whether or not such Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                    ELECTION OF HOLDER TO REQUIRE REPURCHASE

         1. Pursuant to Section 14.1 of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

         2. The undersigned hereby directs the Trustee or the Company to pay it or __________________ an amount in cash or, at the Company's election, Common Shares valued as set forth in the Indenture, equal to 100% of the principal amount to be repurchased (as set forth below), plus interest accrued to the Repurchase Date, as provided in the Indenture.


Dated:
       --------------------------                 -----------------------------
                                                  Signature


                                                  --------------------------
                                                  Signature Guaranteed


Principal amount to be repurchased:
                                    --------------------------------

Remaining principal amount following such repurchase:
                                                       -------------

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

         (c)  Form of Temporary Global Bearer Security

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN Sections 165(J) AND 1287(A) OF THE INTERNAL REVENUE CODE.

THE SECURITIES EVIDENCED BY THIS TEMPORARY GLOBAL BEARER SECURITY (OR ITS PREDECESSOR) WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN THEM IN REGULATION S UNDER THE SECURITIES ACT.

                                BAAN COMPANY N.V.

                       4.5% CONVERTIBLE SUBORDINATED NOTES
                                    DUE 2001

                        TEMPORARY GLOBAL BEARER SECURITY

ISIN NO. XS0072136202


         BAAN COMPANY N.V., a corporation duly organized and existing under the laws of The Netherlands with its statutory seat in Barneveld, The Netherlands, (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to bearer upon presentation and surrender of this Temporary Global Bearer Security the principal sum of _____________ United States Dollars (U.S.$__________) on December 15, 2001, and to pay interest thereon, from December 23, 1996, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 in each year (each an "Interest Payment Date"), commencing June 15, 1997, at the rate of 4 1/2% per annum (together with any Additional Amounts that the Company may be required to pay), until the principal hereof is due, and at the rate of 4 1/2% per annum on any overdue principal and, to the extent permitted by law, on any overdue interest; provided, however, that interest on this Temporary Global Bearer Security shall be payable only after the issuance of the Definitive Securities in bearer form for which this Temporary Global Bearer Security is exchangeable and, in the case of Definitive Securities in bearer form, only upon presentation and surrender (at an office or agency outside the United States, except as otherwise provided in the Indenture) of the interest coupons thereto attached as they severally mature.

         This Temporary Global Bearer Security is one of a duly authorized issue of Securities of the Company designated as specified in the title hereof, issued and to be issued under the Indenture, dated as of December 15, 1996 (herein called the "Indenture"), between the Company and Marine Midland Bank, as Trustee. This Temporary Global Bearer Security is a temporary security and is exchangeable in whole or from time to time in part without charge upon request of the holder hereof for Definitive Securities in bearer form, only in denominations of U.S.$5,000, U.S.$10,000 or U.S.$100,000, with interest coupons attached, (a) not earlier than 40 days after the later of the commencement of the offering of the Securities and the last original issuance of the Securities and (b) as promptly as practicable following presentation of certification, in one of the forms set forth in the Indenture for such purpose, that the beneficial owner or owners of this Temporary Global Bearer Security (or, if such exchange is only for a part of this Temporary Global Bearer Security, of such part) are not United States persons (as defined below), are persons described in
Section 1.163-5(c)(2)(i)(D)(6) of the United States Treasury Regulations or are financial institutions that are holding such Security for resale during the restricted period (as defined in Section 1.163-5(c)(2)(i)(D)(7) of the United States Treasury Regulations) and that have not acquired such Securities for purposes of resale directly or indirectly to a United States person or within the United States (as defined below). Definitive Securities in bearer form to be delivered in exchange for any part of this Temporary Global Bearer Security shall be delivered only outside the United States. Upon any exchange of a part of this Temporary Global Bearer Security for Definitive Securities, the portion of the principal amount hereof so exchanged shall be endorsed by the Paying Agent in Amsterdam, The Netherlands or its agent on the Schedule hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged.

         Until exchanged in full for Definitive Securities, this Temporary Global Bearer Security shall in all respects be entitled to the same benefits under, and subject to the same terms and conditions of, the Indenture as Bearer Securities authenticated and delivered thereunder, except that neither the Holder hereof nor the beneficial owners of this Temporary Global Bearer Security shall be entitled to receive payment of interest or other payments hereon or to convert this Temporary Global Bearer Security into Common Shares of the Company or any other security, cash or other property.

         THE INDENTURE AND THIS TEMPORARY GLOBAL BEARER SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

                  "United States person" is a Person that is, for United States federal income tax purposes, (a) a citizen or resident of the United States, (b) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or (c) an estate or trust the income of which is subject to United States federal income taxation regardless of the source. Solely for purposes of the foregoing definition of "United States person," the term "United States" means the United States of America (including the States and the District of Columbia). For all other purposes, the term "United States" shall include its "possessions" including

Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

         All terms used in this Temporary Global Bearer Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by the manual signature of one of their respective authorized signatories, this Temporary Global Bearer Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this Security to be duly executed.

Dated:

                                            BAAN COMPANY N.V.



                                            By:
                                                --------------------------
                                                 Name:
                                                 Title:

Attest:


---------------------------------
Name:
Title:

                              SCHEDULE OF EXCHANGES


                     Principal Amount             Remaining Principal         Notation Made on Behalf of
    Date              Exchanged for                 Amount Following                 Paying Agent
    Made            Bearer Securities                Such Exchange           in Amsterdam, The Netherlands
   ------           ------------------             ------------------          ------------------------

   ------           ------------------             ------------------          ------------------------

   ------           ------------------             ------------------          ------------------------

   ------           ------------------             ------------------          ------------------------

   ------           ------------------             ------------------          ------------------------

   ------           ------------------             ------------------          ------------------------

   ------           ------------------             ------------------          ------------------------

   ------           ------------------             ------------------          ------------------------

   ------           ------------------             ------------------          ------------------------

Section 2.3.               Form of Coupon.

                                 [FORM OF FACE]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN Sections 165(J) AND 1287(A) OF THE INTERNAL REVENUE CODE.


NO.- ________________
ISIN NO. ____________


                                BAAN COMPANY N.V.

                                                                   U.S.$ _______

                                                           DUE ________ __, ____


                       4.5% CONVERTIBLE SUBORDINATED NOTE
                                    DUE 2001

         Unless the Security to which this coupon appertains shall have been redeemed, repurchased or converted prior to the date set forth hereon, Baan Company N.V. with its statutory seat in Barneveld, The Netherlands, (the "Company") shall, subject to and in accordance with the terms and conditions of such Security and the Indenture referred to therein, pay to the bearer on the date set forth hereon, upon surrender hereof, the amount shown hereon (together with any Additional Amounts payable in respect thereof which the Company may be required to pay according to the terms of said Security) at the paying agencies set out on the reverse hereof or at such other places outside the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction as the Company may determine from time to time.

                               [REVERSE OF COUPON]

                      TRANSFER, PAYING AND CONVERSION AGENT

                                  ABN AMRO Bank N.A.
                                  Herengracht 595
                                  1017 CE Amsterdam
                                  The Netherlands,

Section 2.4.     Form of Certificate of Authentication.

         The Trustee's certificates of authentication shall be in substantially the following form:

         This is one of the Securities referred to in the within-mentioned Indenture.

Dated:  _______________*

                            MARINE MIDLAND BANK,
                              as Trustee
                             [By Authenticating Agent,
                                as Authenticating Agent]**


                            By:___________________________
                                   Authorized Signatory

* For Registered Securities only.

**For the Temporary Global Bearer Security and Bearer Securities in definitive form.

Section 2.5. Form of Conversion Notice.

                                CONVERSION NOTICE

         (a)  For Bearer Securities:

         The undersigned Holder of this Bearer Security hereby irrevocably exercises the option to convert this Bearer Security into Common Shares in bearer form in accordance with the terms of the Indenture referred to in this Bearer Security and directs that such shares be in bearer form, together with a check in payment for any fractional share.


Dated:
        -----------------------              -------------------------
                                             Signature

         (b)  For Registered Securities:

         The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is an integral multiple of U.S.$1,000, provided that the unconverted portion of such principal amount is U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof) below designated, into Common Shares in accordance with the terms of the Indenture referred to in this Security, and directs that such shares, together with a check in payment for any fractional share and any Securities representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If Common Shares or Securities are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.


Dated:
        -----------------------              -------------------------
                                             Signature

If shares or Registered Securities are to be           If only a portion of the Securities is to be
registered in the name of a Person other               converted, please indicate:
than the Holder, please print such
Person's name and address:
                                                       1.       Principal amount to be converted:

                                                       U.S.$___________
-------------------------
         Name                                          2.       Principal amount and
                                                                denomination of Registered
                                                                Securities representing uncon-
                                                                verted principal amount to be
_________________________                                       issued:
        Address

                                                       Amount:  U.S.$________

_________________________                              Denominations:
Social Security or other Taxpayer                      U.S.$______
Identification                                         Number, if any (any
                                                       integral multiple of
                                                       U.S.$1,000, provided that
                                                       the unconverted portion
                                                       of such principal amount
                                                       is U.S.$1,000 or any
                                                       integral multiple of
                                                       U.S.$1,000 in excess
                                                       thereof)



____________________                                      [Signature Guaranteed]



                                  ARTICLE THREE

                                 THE SECURITIES

Section 3.1.               Title and Terms.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to U.S.$200,000,000, except for Securities authenticated and delivered in exchange for, or in lieu of, other Securities pursuant to Section 3.4, 3.5, 3.6, 8.5, 11.8, 12.2 or 14.2(f).

         The Securities shall be known and designated as the "4.5% Convertible Subordinated Notes due 2001" of the Company. Their Stated Maturity shall be December 15, 2001 and they shall bear interest on their principal amount from December 23, 1996, payable semi-annually in arrears on June 15 and December 15 in each year, commencing June 15, 1997, at the rate of 4 1/2% per annum (together with any Additional Amounts and Liquidated Damages the Company may be required to pay) until the principal thereof is due, and at the rate of 4 1/2% per annum on any overdue principal and, to the extent permitted by law, on any overdue interest; provided, however, that payments shall only be made on Business Days as provided in Section 1.12.

         The Restricted Securities are entitled to the benefits of registration rights as provided by the Registration Rights Agreement.

         The principal of, premium, if any, and interest on the Securities shall be payable as provided in the forms of Securities and coupon set forth in Sections 2.2 and 2.3 and the Repurchase Price, whether payable in cash or in Common Shares, shall be payable at such places as are identified in the Company Notice given pursuant to Section 14.2 (any city in which any Paying Agent is located being herein called a "Place of Payment").

         The Securities shall be redeemable at the option of the Company, in whole or in part, and at the Company's option or otherwise in the event of certain developments, including developments with respect to changes in U.S. withholding taxes or certification requirements, as provided in Article Eleven and in the forms of Securities set forth in Section 2.2.

         The Securities shall be convertible as provided in Article Twelve (any city in which any Conversion Agent is located being herein called a "Place of Conversion").

         The Securities shall be subordinated in right of payment to Senior Indebtedness of the Company as provided in Article Thirteen.

         The Securities shall be subject to repurchase by the Company at the option of the Holders as provided in Article Fourteen.


Section 3.2. Denominations.

         The Definitive Securities shall be issuable (i) in bearer form, with interest coupons attached, only in denominations of U.S.$5,000, U.S.$10,000 or U.S.$100,000 and (ii) as Registered Securities, without coupons, in denominations of U.S.$1,000 and integral multiples of U.S.$1,000 in excess thereof.

Section 3.3. Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by a member of the Management Board with the title Chief Executive Officer or a member of the Management Board with the title President. Any such signature may be manual or facsimile.

         Securities bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee or to its order for authentication (or to the Paying Agent in Amsterdam, The Netherlands, or to its order, in the case of Bearer Securities or the Temporary Global Bearer Security), together with a Company Order for the authentication and delivery of such Securities, and the Trustee or an Authenticating Agent in accordance with such Company Order shall authenticate and make available for delivery such Securities as in this Indenture provided and not otherwise. In connection with any Company Order for authentication, an Officers' Certificate and Opinion of Counsel pursuant to Section 1.2 shall not be required.

         Each Bearer Security and the Temporary Global Bearer Security shall be dated as of December 23, 1996. Each Registered Security shall be dated the date of its authentication.

         No Security (or coupon attached thereto) shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or an Authenticating Agent by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Except as permitted by
Section 3.4 or 3.6, neither the Trustee nor an Authenticating Agent shall authenticate and make available for delivery any Bearer Security unless all coupons appurtenant thereto for interest then matured have been detached and canceled.


Section 3.4. Temporary Global Bearer Security; Global Securities; Non-Global
             Registered Securities.

         (A)      Temporary Global Security

                  The Initial Regulation S Securities (other than the Initial Regulation S Securities described in clause (ii) of the definition thereof) shall be issued initially in the form of one Temporary Global Bearer Security, which Temporary Global Bearer Security shall be deposited on behalf of the subscribers for the Securities represented thereby with Midland Bank plc, as common depositary (the

"Common Depositary"), for credit to their respective accounts (or to such other accounts as they may direct) at MORGAN GUARANTY TRUST COMPANY OF NEW YORK, BRUSSELS OFFICE, as operator of the EUROCLEAR SYSTEM ("EUROCLEAR"), or CEDEL BANK, SOCIETE ANONYME ("CEDEL").

         On or before the Exchange Date, the Company shall deliver to the Paying Agent in Amsterdam, The Netherlands at its office located at Herengracht 595, 1017 CE Amsterdam, The Netherlands, or its designated agent, Bearer Securities executed by the Company. On or after the Exchange Date, the Temporary Global Bearer Security shall be surrendered by the Common Depositary to the Trustee or its agent, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for Bearer Securities without charge to Holders, and the Trustee or the Paying Agent in Amsterdam, The Netherlands or other Paying Agent outside the United States shall authenticate and deliver (at an office or agency outside the United States), in exchange for the Temporary Global Bearer Security or the portions thereof to be exchanged, an equal aggregate principal amount of Bearer Securities, as shall be specified by the beneficial owners thereof; provided, however, that upon such presentation by the Common Depositary, the Temporary Global Bearer Security shall be accompanied by a certificate dated the Exchange Date or a subsequent date and signed by EUROCLEAR as to the portion of the Temporary Global Bearer Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL as to the portion of the Temporary Global Bearer Security held for its account then to be exchanged, each to the effect hereinafter provided. The Company hereby appoints the principal office of the Paying Agent in Amsterdam, The Netherlands or its designated agent, as its agent outside the United States where Bearer Securities may be delivered in exchange for the Temporary Global Bearer Security or portions thereof. Each beneficial owner of any portion of the Temporary Global Bearer Security shall be entitled to take delivery of Bearer Securities only at such office. Notwithstanding any other provision hereof or of the Securities, no Security initially represented by the Temporary Global Bearer Security will be mailed to or otherwise delivered in connection with its original issuance to any location within the United States. The Trustee agrees that it will cause the Paying Agent in Amsterdam, The Netherlands to retain each certificate provided by EUROCLEAR or CEDEL for a period of four calendar years following the year in which the certificate is received and not to destroy or otherwise dispose of any such certificate without first offering to deliver it to the Company.

         Each certificate to be provided by EUROCLEAR and CEDEL shall be substantially to the following effect or with such changes therein as shall be approved by the Company and Morgan Grenfell & Co. Limited and be satisfactory to the Trustee:

                                  "CERTIFICATE

                                BAAN COMPANY N.V.

                       4.5% CONVERTIBLE SUBORDINATED NOTES
                                    DUE 2001

         This is to certify that, based on certificates we have received from our member organizations substantially in the form set out in Section 3.11 of the Indenture relating to the above-captioned Securities, as of the date hereof, U.S.$_____________ principal amount of the above-captioned Securities of Baan Company N.V. (i) is owned by persons that are not United States persons (as defined below), (ii) is owned by United States persons that are (a) foreign branches of United States financial institutions (as defined in United States Treasury Regulations Section 1.165-12(c)(1)(v) ("financial institutions")) purchasing for their own account or for resale or (b) United States persons who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such financial institutions on the date hereof (and in the case of either clause (a) or (b), each financial institution has agreed for the benefit of Baan Company N.V. to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder) or (iii) is owned by financial institutions for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)). Financial institutions described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to United States persons or to persons within the United States or its possessions.

         As used in this Certificate, "United States person" is a person that is, for United States federal income tax purposes, (a) a citizen or resident of the United States, (b) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or (c) an estate or trust the income of which is subject to United States Federal income taxation regardless of the source; "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

         We further certify that (i) we are not making available herewith for exchange any portion of the Temporary Global Bearer Security excepted in such certificates and (ii) as of the date hereof, we have not received any notification from any of our member organizations to the effect that the statements made by such member organizations with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

         We understand that this certificate is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings. We agree to retain each statement provided by a member organization for a period of four calendar years following the year in which the statement is received.

Dated:  ________, 19__*
*To be dated no
  earlier than the
  Exchange Date.

                                       [MORGAN GUARANTY TRUST COMPANY OF NEW
                                       YORK, BRUSSELS OFFICE, AS OPERATOR OF THE
                                       EUROCLEAR CLEARANCE SYSTEM]

                                       [CEDEL BANK, SOCIETE ANONYME]


                                        By __________________________"


         Each certificate received by EUROCLEAR and CEDEL from Persons appearing in their records as Persons entitled to a portion of the Temporary Global Bearer Security shall be substantially to the effect set forth in Section 3.11.

         Upon any such exchange of a portion of the Temporary Global Bearer Security for Bearer Securities, the Temporary Global Bearer Security shall be endorsed to reflect the reduction of the principal amount evidenced thereby. Until so exchanged in full, the Temporary Global Bearer Security shall in all respects be entitled to the same benefits under, and subject to the same terms and conditions of, this Indenture as Bearer Securities authenticated and delivered hereunder, except that none of EUROCLEAR, CEDEL or the beneficial owners of the Temporary Global Bearer Security shall be entitled to receive payment of interest or other payments thereon or to convert the Temporary Global Bearer Security, or any portion thereof, into Common Shares of the Company or any other security, cash or other property.

         Bearer Securities shall be exchangeable for Registered Securities as provided in Section 3.5. Bearer Securities will not be issued in exchange for any Registered Securities.

         (B)      Global Registered Securities

                  (a) Each Global Registered Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Registered Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Registered Security shall constitute a single Security for all purposes of this Indenture.

                  (b) Notwithstanding any other provision in this Indenture, no Global Registered Security may be exchanged in whole or in part for Registered Securities registered, and no transfer of a Global Registered Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Registered Security or a nominee thereof unless (i) such Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Registered Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act or announces an intention permanently to cease business or does in fact do so, (ii) there shall have occurred and be continuing an Event of Default with respect to such Global Registered Security, or (iii) pursuant to the following sentence. After the expiration of the Regulation S Restricted Period (but not earlier, unless any of the events specified in clauses (i) or (ii) of this paragraph shall have then occurred), all or any portion of a Regulation S Security may be exchanged for a Registered Security that has a like aggregate principal amount and is not a Global Registered Security, upon timely request made by the Depositary or its authorized representative to the Trustee.

                  (c) If any Global Registered Security is to be exchanged for other Registered Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article Three. If any Global Registered Security is to be exchanged for other Registered Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Registered Security, in each case, as provided in Section 3.5, then either (i) such Global Registered Security shall be so surrendered for exchange or cancellation as provided in this Article Three or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the rules and procedures of the Depositary, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Registered Security, the Trustee shall, subject to
Section 3.5 and as otherwise provided in this Article Three, authenticate and deliver any Registered Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Registered Securities that are not in the form of Global Registered Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the procedures of the Depositary.

                  (d) Every Registered Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of a Global Registered Security or any portion thereof, whether pursuant to this Article Three or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Registered Security, unless such Security is registered in the name of a

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
Person other than the Depositary for such Global Registered Security or a nominee thereof, in which case such Registered Security shall be authenticated and delivered in definitive, fully registered form, without interest coupons.

                  (e) The Depositary or its nominee, as registered owner of a Global Registered Security, shall be the Holder of such Global Registered Security for all purposes under the Indenture and the Registered Securities, and owners of beneficial interests in a Global Registered Security shall hold such interests pursuant to the procedures of the Depositary. Accordingly, any such owner's beneficial interest in a Global Registered Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members and such owners of beneficial interests in a Global Registered Security will not be considered the owners or holders thereof.

         (C)      Non-Global Registered Securities

                  Pending the preparation of definitive Registered Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Registered Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Registered Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Registered Securities may determine, as evidenced by their execution of such Registered Securities.

                  If temporary Registered Securities are issued, the Company will cause definitive Registered Securities to be prepared without unreasonable delay. After the preparation of definitive Registered Securities, the temporary Registered Securities shall be exchangeable for definitive Registered Securities upon surrender of the temporary Registered Securities at any office or agency of the Company designated pursuant to Section 10.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Registered Securities the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Registered Securities of authorized denominations. Until so exchanged the temporary Registered Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Registered Securities.


Section 3.5. Registration, Registration of Transfer and Exchange; Restrictions
             on Transfer.

         (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 10.2 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. The

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
Trustee is hereby appointed "Security Registrar" for the purpose of registering Registered Securities and transfers and exchanges of Registered Securities as herein provided.

         Upon surrender for registration of transfer of any Registered Security at an office or agency of the Company designated pursuant to Section 10.2 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

         At the option of the Holder, and subject to the other provisions of this Section 3.5, Registered Securities may be exchanged for other Registered Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Registered Securities to be exchanged at any such office or agency. Whenever any Registered Securities are so surrendered for exchange, and subject to the other provisions of this Section 3.5, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         Bearer Securities may not be issued in exchange for Registered Securities.

         At the option of the Holder, upon written request, Bearer Securities may be exchanged at any time after the Exchange Date for Registered Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any office or agency outside the United States designated pursuant to Section 10.2, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if such Bearer Security is accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons or the surrender of such missing coupon or coupons may be waived by the Company, the Trustee, and the Paying Agent in Amsterdam, The Netherlands, if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent outside the United States any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in the form of Bearer Security set forth in Section 2.2(a), interest represented by coupons shall be payable only upon presentation and surrender of such coupons at an office or agency of the Company outside the United States. Notwithstanding the foregoing, in case a Bearer Security is surrendered in exchange for a Registered Security at an office or agency of the Company outside the United States designated pursuant to Section 10.2 after the close of business at such office or agency on
(i) any Regular Record Date and before the opening of business at such office or agency on the next succeeding Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date of payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or such related date for payment of Defaulted Interest, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

         Whenever any Bearer Securities are so surrendered for exchange, subject to the other provisions of this Section 3.5, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and, subject to the other provisions of this Section 3.5, entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Except as provided in Section 3.6, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 8.5, 11.8,
12.2 or 14.2(f) (other than, in the case of Registered Securities, where the Common Shares are to be issued or delivered in a name other than that of the Holder of the Registered Security) not involving any transfer and other than any stamp and other duties, if any, which may be imposed in connection with any such transfer or exchange by the United States or The Netherlands or any political subdivision thereof or therein, which shall be paid by the Company.

         In the event of a redemption of the Securities in part, neither the Company nor the Security Registrar will be required (a) to register the transfer of or exchange of Registered Securities or to exchange Bearer Securities for Registered Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption, (b) to register the transfer of or exchange any Registered Security, or portion thereof, called for redemption, or (c) to exchange any Bearer Security called for redemption; provided, however, that a Bearer Security called for redemption may be exchanged for a Registered Security which is simultaneously surrendered to the Registrar or Transfer Agent making such exchange with written instructions for conversion consistent with the provisions described in Sections 2.5 and 12.2.


                  (b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Registered Security of the kinds specified in this Section 3.5(b) shall be made only in accordance with this
Section 3.5(b).


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
                           (i) Restricted Global Registered Security to
         Regulation S Global Security. If the owner of a beneficial interest in the Restricted Global Registered Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause (b) (i) and Clause (b) (vii) below and subject to the procedures of the Depositary. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Restricted Global Registered Security in an equal principal amount be debited from another specified Agent Member's account and (B) unless the interest acquired is an interest in an Initial Regulation S Security acquired by a purchase thereof from an Initial Purchaser in the initial resale thereof by such Initial Purchaser in reliance on Regulation S as contemplated by the Purchase Agreement, a Regulation S Certificate, duly executed by the owner of such beneficial interest in the Restricted Global Registered Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b) (vii) below, shall reduce the principal amount of the Restricted Global Registered Security and increase the principal amount of the Regulation S Global Security by such specified principal amount as provided in Section 3.4 (B) (c).

                           (ii) Regulation S Global Security to Restricted Global Registered Security. If the owner of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Restricted Global Registered Security, such transfer may be effected only in accordance with this Clause (b) (ii) and subject to the procedures of the Depositary. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Restricted Global Registered Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) if such transfer is to occur during the Regulation S Restricted Period, a Restricted Securities Certificate, duly executed by the owner of such beneficial interest in the Regulation S Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Restricted Global Registered Security by such specified principal amount as provided in Section 3.4 (B) (c).

                           (iii) Restricted Non-Global Security to Restricted Global Registered Security or Regulation S Global Security. If the Holder of a Restricted Security (other than a Global Registered Security) wishes at any time to transfer all or any portion of such Restricted Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Registered Security or the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause (b)
         (iii) and

         Clause (b) (vii) below and subject to the procedures of the Depositary. Upon receipt by the Trustee, as Security Registrar, of (A) such Restricted Security as provided in Section 3.5 (a) and instructions satisfactory to the Trustee directing that a beneficial interest in the Restricted Global Registered Security or Regulation S Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account and
         (B) a Restricted Securities Certificate, if the specified account is to be credited with a beneficial interest in the Restricted Global Registered Security, or a Regulation S Certificate, if the specified account is to be credited with a beneficial interest in the Regulation S Global Security, in either case duly executed by such Holder or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b) (vii) below, shall cancel such Restricted Security (and issue a new Restricted Security in respect of any untransferred portion thereof) as provided in Section 3.5(a) and increase the principal amount of the Restricted Global Registered Security or the Regulation S Global Security, as the case may be, by the specified principal amount as provided in Section 3.4 (B) (c).

                           (iv) Regulation S Non-Global Security to Restricted Global Registered Security or Regulation S Global Security. If the Holder of a Regulation S Security (other than a Global Registered Security) wishes at any time to transfer all or any portion of such Regulation S Security to a Person who wishes to acquire the same in the form of a beneficial interest in the Restricted Global Registered Security or the Regulation S Global Security, such transfer may be effected only in accordance with this Clause (b) (iv) and Clause (b)
         (vii) below and subject to the procedures of the Depositary. Upon receipt by the Trustee, as Security Registrar, of (A) such Regulation S Security as provided in Section 3.5(a) and instructions satisfactory to the Trustee directing that a beneficial interest in the Restricted Global Registered Security or Regulation S Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account and (B) if the transfer is to occur during the Regulation S Restricted Period and the specified account is to be credited with a beneficial interest in the Restricted Global Registered Security, a Restricted Securities Certificate satisfactory to the Trustee and duly executed by such Holder or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b) (vii) below, shall cancel such Regulation S Security (and issue a new Regulation S Security in respect of any untransferred portion thereof) as provided in Section 3.5(a) and increase the principal amount of the Restricted Global Registered Security or the Regulation S Global Security, as the case may be, by the specified principal amount as provided in Section 3.4
         (B) (c).

                           (v) Non-Global Registered Security to Non-Global Registered Security. A Registered Security that is not a Global Registered Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Security that is not a Global Registered Security as provided in Section 3.5(a), provided that, if the security to be transferred in whole or in part is a (y) Regulation S Security and the transfer is to occur during the Regulation S Restricted Period, then the Trustee shall have received a Restricted

         Securities Certificate, satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Restricted Security, or (z) Restricted Security, then the Trustee shall have received a Regulation S Certificate, satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Regulation S Security (subject in every case to Section 3.5(c)).

                           (vi) Exchanges between Global Registered Security and Non-Global Security. A beneficial interest in a Global Registered Security may be exchanged for a Security that is not a Global Registered Security as provided in Section 3.4, provided that, if such interest is a beneficial interest in the Restricted Global Registered Security, or if such interest is a beneficial interest in the Regulation S Global Security and such exchange is to occur during the Regulation S Restricted Period, then such interest shall be exchanged for a Restricted Security (subject in each case to Section 3.5 (c)). A Security that is not a Global Registered Security may be exchanged for a beneficial interest in a Global Registered Security only if (A) such exchange occurs in connection with a transfer effected in accordance with Clause (b) (iii) or (iv) above or (B) such Security is a Regulation S Security and such exchange occurs after the Regulation S Restricted Period.

                           (vii) Regulation S Global Security to be held through EUROCLEAR or CEDEL during Regulation S Restricted Period. The Company shall use its best efforts to cause the Depositary to ensure that, until the expiration of the Regulation S Restricted Period, beneficial interests in the Regulation S Global Security may be held only in or through accounts maintained at the Depositary by EUROCLEAR or CEDEL (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this Clause (b) (vii) shall not prohibit any transfer or exchange of such an interest in accordance with Clause (b) (ii) or (vi) above.

                           (viii) Exchange of Temporary Global Bearer Security for Bearer Securities. Exchanges of interests in the Temporary Global Bearer Security for Bearer Securities shall be accomplished in accordance with the procedures set forth in Section 3.4 (A).

                           (ix) Exchange of Bearer Securities for Registered Securities. After the expiration of the Regulation S Restricted Period (but not earlier), Bearer Securities may be exchanged for any form of Registered Securities. Under no circumstances will any Registered Securities be exchangeable for Bearer Securities.

                  (c) Securities Act Legends. Rule 144A Securities and their respective Successor Securities shall bear the applicable Restricted Securities Legend, subject to the following:


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
                           (i) Subject to the following clauses of this Section 3.5(c), a Security (including a Bearer Security) or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Registered Security or any portion thereof shall bear the Securities Act Legend borne by such Global Registered Security while represented thereby.

                          (ii) Subject to the following clauses of this Section 3.5(c), a new Registered Security which is not a Global Registered Security and is issued in exchange for another Registered Security (including a Global Registered Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, provided that, if such new Security is required pursuant to Section 3.5(b) (v) or (vi) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend; provided, further, that a new Registered Security which is not a Global Registered Security and which is issued in exchange for a Bearer Security or any portion thereof shall bear the applicable Restricted Securities Legend, if such new Registered Security is a Restricted Security.

                           (iii) Any Securities which are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act (including the Shelf Registration Statement), together with their Successor Securities shall not bear a Securities Act Legend; the Company shall inform the Trustee in writing of the effective date of any such registration statement registering the Securities under the Securities Act and shall notify the Trustee at any time when prospectuses may not be delivered with respect to Securities to be sold pursuant to such registration statement. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned registration statement.

                           (iv) At any time after the Securities may be freely transferred without registration under the Securities act or without being subject to transfer restrictions pursuant to the Securities act, a new Registered Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Registered Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate, duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three.

                           (v) A new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Registered Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Article Three.

                           (vi) Notwithstanding the foregoing provisions of this
         Section 3.5(c), a Successor Security of a Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.

                  (d) Neither the Trustee, the Paying Agent in Amsterdam, The Netherlands nor any of their agents shall (1) have any duty to monitor compliance with or with respect to any federal or state or other securities or tax laws or (2) have any duty to obtain documentation on any transfers or exchanges other than as specifically required hereunder.


Section 3.6. Mutilated, Destroyed, Lost or Stolen Securities and Coupons.

         If any mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee or to a Transfer Agent outside the United States, the Company shall execute, the Trustee or an Authenticating Agent shall authenticate and the Trustee or Transfer Agent shall deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security; provided, however, that any Bearer Security or any coupon shall be delivered only outside the United States, and provided, further, that all Bearer Securities shall be delivered and received in person.

         If there be delivered to the Company and either to the Trustee or to a Transfer Agent outside the United States:

                  (1) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon, and

                  (2) such security or indemnity as may be satisfactory to the Company and the Trustee and such Transfer Agent to save each of them and any agent of either of them harmless,

then, in the absence of actual notice to the Company, the Trustee or the Transfer Agent that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute, the Trustee or an Authenticating Agent shall authenticate and the Trustee or Transfer Agent shall deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which such coupon appertains (together with all appurtenant coupons not destroyed, lost or stolen), a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or appertaining to the Security to which such destroyed, lost or stolen coupon appertains;

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
provided, however, that any Bearer Security or any coupon shall be delivered only outside the United States; and provided, further, that all Bearer Securities shall be delivered and received in person.

         In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion, but subject to any conversion rights, may, instead of issuing a new Security, pay such Security or coupon, upon satisfaction of the conditions set forth in the preceding paragraph; provided, however, that, except as otherwise provided in the form of Securities set forth in Section 2.2(a), the principal of and interest on Bearer Securities shall be payable only at an office or agency outside the United States and, in the case of interest, only upon presentation and surrender of the coupons appertaining thereto.

         Upon the issuance of any new Security under this Section 3.6, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto (other than any stamp and other duties, if any, which may be imposed in connection therewith by the United States or The Netherlands or any political subdivision thereof or therein, which shall be paid by the Company) and any other expenses (including the fees and expenses of the Trustee, the Paying Agent in Amsterdam, The Netherlands and the Transfer Agent) connected therewith.

         Every new Security with its coupons, if any, issued pursuant to this
Section 3.6 in lieu of any mutilated, destroyed, lost or stolen Security or in exchange for a Security to which a mutilated, destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security and its coupons, if any, or the mutilated, destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and such new Security and coupons, if any, shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities and coupons duly issued hereunder.

         The provisions of this Section 3.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies of any Holder with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.


Section 3.7. Payment of Interest; Interest Rights Preserved.

         Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. In case a Bearer Security is surrendered in exchange for a Registered Security at an office or agency of the Company designated pursuant to Section
10.2 for the purpose after the close of business (at such office or agency) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due.

         Interest on the Temporary Global Bearer Security shall be payable only after the issuance of the Bearer Securities for which it is exchangeable as provided in the form of Temporary Global Bearer Security set forth in Section 2.2(c).

         Any interest on any Registered Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security, the date of the proposed payment and the Special Record Date, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon, the Trustee shall fix the Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2). In case a Bearer Security is surrendered in exchange for a Registered Security at an office or agency of the Company designated pursuant to Section 10.2 for such purpose after the close of business (at such office or agency) on any Special Record Date and before the opening of business (at such office or agency) on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered outside the United States without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon upon surrender thereof at an office or agency outside the United States designated pursuant to Section 10.2 hereof.

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section , each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         In the case of any Registered Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Registered Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name such Registered Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.


Section 3.8. Persons Deemed Owners.

         Subject to applicable law, title to any Bearer Security or coupon shall pass by delivery. Subject to applicable law, the Company, the Trustee, the Paying Agent in Amsterdam, The Netherlands and any other agent of the Company or the Trustee may treat the bearer of any Bearer Security or the Temporary Global Bearer Security and the bearer of any coupon as the absolute owner of such Security or coupon, as the case may be, for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Company, the Trustee, the Paying Agent in Amsterdam, The Netherlands nor any other agent of the Company or the Trustee shall be affected by notice to the contrary. Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 3.9. Cancellation.

         All Securities and coupons surrendered for payment, redemption, repurchase, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Bearer Securities and coupons so surrendered shall be immediately canceled by such Person upon receipt prior to being forwarded to the Trustee. All Registered Securities so delivered to the Trustee shall be canceled promptly by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 3.9. The Trustee shall destroy all canceled Securities and coupons in accordance with applicable law and its customary practices in effect from time to time.


Section 3.10. Computation of Interest.

         Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.


Section 3.11. Form of Certification.

         Whenever any provision of this Indenture or the form of Temporary Global Bearer Security contemplates that certification be given by a beneficial owner of a portion of the Temporary Global Bearer Security, such certification shall be provided substantially in the form of the following certificate, with only such changes as shall be approved by the Company and Morgan Grenfell & Co.
Limited:

                                  "CERTIFICATE

                                BAAN COMPANY N.V.

                       4.5% CONVERTIBLE SUBORDINATED NOTES
                                    DUE 2001

         This is to certify that as of the date hereof and except as provided in the fourth paragraph hereof, the above-captioned Securities held by you for our account (i) are owned by a person that is not a United States person (as defined below), (ii) are owned by a United States person that is (A) a foreign branch of a United States financial institution (as defined in United States Treasury Regulations Section 1.165-12(c)(1)(v) (a "financial institution")) purchasing for its own account or for resale or (B) a United States person who acquired the Securities through a foreign branch of a United States financial institution and who holds the Securities through such financial institution on the date hereof (and in the case of either clause (A) or (B), the financial institution hereby agrees for the benefit of Baan Company N.V. to comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder)

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
or (iii) are owned by a financial institution for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)). In addition, if we are a financial institution described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) we certify that we have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

         As used in this certificate, "United States person" is a Person that is, for United States federal income tax purposes, (a) a citizen or resident of the United States, (b) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or (c) an estate or trust the income of which is subject to United States Federal income taxation regardless of the source; "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" includes Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

         We undertake to advise you by telecopy, on or before the date on which you intend to submit your certification relating to the above-captioned Securities then appearing in your books as being held for our account, if the above statement as to beneficial ownership is not correct on such date as to all such Securities.

         This certificate excepts and does not relate to U.S.$________ principal amount of the above-captioned Securities appearing on your books as being held for our account as to which we are not yet able to certify and as to which we understand that exchange and delivery of definitive Securities cannot be made until we are able so to certify.

         We understand that this certificate is required in connection with certain tax regulations in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceedings.

Dated:  ___________________, 19__*                [Name of Account Holder]
            *To be dated on or after
             the 15th day before the
             Exchange Date.
                                                  ------------------------
                                                  (Authorized Signatory)
                                                  Name:
                                                  Title:"


Section 3.12. CUSIP and ISIN Numbers.

         The Company in issuing Registered Securities may use "CUSIP" numbers (if then generally in use) in addition to serial numbers, and in issuing Bearer Securities may use "ISIN" numbers (if then generally in use); if so, the Trustee shall use such "CUSIP" and "ISIN" numbers in addition to serial numbers in notices of redemption and repurchase as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such CUSIP and ISIN numbers either as printed on the Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such CUSIP or ISIN numbers.


Section 3.13. Notification of Withholding.

         The Company shall notify the Trustee in writing of the necessity, if any, to withhold any amounts from payments to Holders (and the amount of any such withholding) arising from the delivery by a Holder of any certificate pursuant to Section 2.5 or 3.11.


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

Section 4.1. Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of conversion, or registration of transfer or exchange, or replacement of Securities herein expressly provided for and any right to receive Additional Amounts and Liquidated Damages as provided in the forms of Securities set forth in Section 2.2 and the Company's obligations to the Trustee pursuant to Section 6.7), and the Trustee, at the expense of the Company, shall execute proper instruments in form and substance satisfactory to the Trustee acknowledging satisfaction and discharge of this Indenture, when

                  (1)   either

                           (A) all Securities theretofore authenticated and
                  delivered and all coupons appertaining thereto (other than (i) Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in
                  Section 3.6, (ii) coupons appertaining to Securities called for redemption or repurchased and maturing after the relevant Redemption Date or Repurchase Date, as the case may be, whose surrender has been waived as provided in Section 11.7 or 14.2 and (iii) Securities and coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

                           (B) all such Securities and all coupons appertaining
                  thereto not theretofore delivered to the Trustee or the Paying Agent in Amsterdam, The Netherlands or its agent for cancellation (other than Securities or coupons referred to in clauses (i) through (iii) of clause (1)(A) above)

                                    (i)  have become due and payable, or

                                    (ii) will have become due and payable at
                           their Stated Maturity within one year, or

                                    (iii) are to be called for redemption within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                  and the Company, in the case of clause (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds (immediately available to the Holders in the case of clause (i)) in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities and coupons not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest (including any applicable Additional Amounts and Liquidated Damages) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Company to any Authenticating Agent under Section 6.12, the obligation of the Company to pay Additional Amounts and, if money shall have been deposited with the Trustee pursuant to clause (1)(B) of this Section 4.1, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive. Funds held in trust pursuant to this Section are not subject to the provisions of Article Thirteen.


Section 4.2. Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through

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
any Paying Agent (including the Company acting as its own Paying Agent), to the Persons entitled thereto, of the principal, premium, if any, and interest for whose payment such money has been deposited with the Trustee.

         All moneys deposited with the Trustee pursuant to Section 4.1 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.


                                  ARTICLE FIVE

                                    REMEDIES

Section 5.1. Events of Default.

         "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Thirteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of the principal of or premium, if any, on any Security at its Maturity, whether or not such payment is prohibited by the subordination provisions of Article 13; or

                  (2) default in the payment of any interest (including any Additional Amounts or Liquidated Damages, if any) upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days, whether or not such payment is prohibited by the subordination provisions of Article 13; or

                  (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance or breach of which is specifically dealt with elsewhere in this Section ), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (4) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable bankruptcy, moratorium of payments, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly

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
         filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (5) the commencement by the Company of a voluntary case or proceeding under any applicable bankruptcy, moratorium of payments insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent or to be granted moratorium of payment, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable bankruptcy, moratorium of payment, insolvency, reorganization or other similar law or to the commencement of any bankruptcy, moratorium payment or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or similar relief under any applicable law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.


Section 5.2. Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default (other than an Event of Default specified in Section 5.1(4) or (5)) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal and all accrued interest thereon shall become immediately due and payable. If an Event of Default specified in Section 5.1(4) or (5) occurs, the principal of, and accrued interest on, all the Securities shall ipso facto become immediately due and payable without any declaration or other Act of the Holders or any act on the part of the Trustee.

         At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article Five provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue interest (including any Additional
                  Amounts and Liquidated Damages) on all Securities,

                           (B) the principal of and premium, if any, on any
                  Securities which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate borne by the Securities,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at a rate of 4 1/2% per annum, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default, other than the nonpayment of the principal of, and any interest on, Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

         No rescission or annulment referred to above shall affect any subsequent default or impair any right consequent thereon.


Section 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if

                  (1) default is made in the payment of any interest (including any Additional Amounts and Liquidated Damages) on any Security when it becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of or premium, if any, on any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and any coupons appertaining thereto, the whole amount then due and payable on such Securities and coupons for principal and interest (including any Additional Amounts and Liquidated Damages) and interest on any overdue principal and premium, if any, and on any overdue interest (including any Additional Amounts and Liquidated Damages), to the extent permitted by law, at a rate of 4 1/2% per annum, and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities and coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


Section 5.4. Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, moratorium of payments, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or coupons or the property of the Company or of such other obligor or the creditors of either, the Trustee (irrespective of whether the principal of, and any interest on, the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (1) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Securities and take such other actions, including participating as a member, voting or otherwise, of any official committee of creditors appointed in such matter, and to file such other papers or documents, in each of the foregoing cases, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities and coupons allowed in such judicial proceeding, and

                  (2) to collect and receive any moneys or other property payable or deliverable on any such claim and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities and coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities and coupons, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.7.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the coupons or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding; provided, however, that the Trustee may, on behalf of such Holders, vote for the election of a trustee in bankruptcy or similar official.


Section 5.5. Trustee May Enforce Claims Without Possession of Securities or
             Coupons.

         All rights of action and claims under this Indenture or the Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which judgment has been recovered.


Section 5.6. Application of Money Collected.

         Subject to Article Thirteen, any money collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         Section 6.7;

                  SECOND: To the payment of the amounts then due and unpaid for principal, premium, if any, or interest on the Securities and coupons in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and coupons for principal, premium, if any, and interest, respectively; and

                  THIRD:  Any remaining amounts shall be repaid to the Company.


Section 5.7. Limitation on Suits.

         No Holder of any Security or coupon shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.


Section 5.8. Unconditional Right of Holders to Receive Principal, Premium and
             Interest and to Convert.

         Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 3.7) interest on such Security or payment of such coupon on the respective Stated Maturities expressed in such Security or coupon (or, in the case of redemption or repurchase, on the Redemption Date or Repurchase Date, as the case may be), and to convert such Security in accordance with Article Twelve, and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.


Section 5.9. Restoration of Rights and Remedies.

         If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the

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Holders of Securities and coupons shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holders shall continue as though no such proceeding had been instituted.


Section 5.10. Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


Section 5.11. Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders of Securities or coupons may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or (subject to the limitations contained in this Indenture) by the Holders of Securities or coupons, as the case may be.


Section 5.12. Control by Holders of Securities.

         Subject to Section 6.3(5), the Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.



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Section 5.13. Waiver of Past Defaults.

         The Holders, either (a) through the written consent of not less than a majority in aggregate principal amount of the Outstanding Securities, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of the lessor of (x) not less than a majority in aggregate principal amount of Outstanding Securities and
(y) at least 66-2/3% in aggregate principal amount of the Outstanding Securities represented at such meeting, may on behalf of the Holders of all the Securities and coupons waive any past default hereunder and its consequences, except a default (1) in the payment of the principal of, premium, if any, or interest on any Security, or (2) in respect of a covenant or provision hereof which under Article Eight cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


Section 5.14. Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security or coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities, or to any suit instituted by any Holder of any Security or coupon for the enforcement of the payment of the principal of, premium, if any, or interest on any Security or the payment of any coupon on or after the respective Stated Maturity or Maturities expressed in such Security or coupon (or, in the case of redemption or repurchase, on or after the Redemption Date or Repurchase Date, as the case may be) or for the enforcement of the right to convert any Security in accordance with Article Twelve.


Section 5.15. Waiver of Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not

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hinder, delay or impede the execution of any power herein granted to the
Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE SIX

                                   THE TRUSTEE


Section 6.1. Certain Duties and Responsibilities.

         (a)  Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture, but not to verify the contents thereof.

         (b) In case an Event of Default has occurred and is continuing of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section ;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in aggregate principal amount of the Outstanding Securities or such lesser percentage as

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
         provided in this Indenture relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.


Section 6.2. Notice of Defaults.

         Within 90 days after the occurrence of any default hereunder as to which the Trustee has received written notice, the Trustee shall give to all Holders of Securities, in the manner provided in Section 1.6, notice of such default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Security or coupon, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders; and provided, further, that in the case of any default of the character specified in Section 5.1(3), no such notice to Holders of Securities shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.


Section 6.3. Certain Rights of Trustee.

         Subject to the provisions of Section 6.1:

                  (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board shall be sufficiently evidenced by a Board Resolution;


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
                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities or coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (8) the permissive right of the Trustee to take or refrain from taking any actions enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable in such actions other than for its own negligence or willful misconduct; and

                  (9) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Indenture.


Section 6.4. Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) and in the coupons shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the

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
validity or sufficiency of this Indenture, of the Securities or coupons, or of the Common Shares issuable upon the conversion of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.


Section 6.5. May Hold Securities, Act as Trustee Under Other Indentures.

         The Trustee, any Authenticating Agent, any Paying Agent, any Conversion Agent or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Conversion Agent or such other agent.

         The Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding in the same manner as if it were not Trustee hereunder.


Section 6.6. Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.


Section 6.7. Compensation and Reimbursement.

         The Company agrees

                  (1) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee (and its directors, officers, employees and agents) for, and to hold it harmless against, any loss, liability or expense incurred

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
         without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs, expenses and reasonable attorneys' fees of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(4) or Section 5.1(5), the expenses (including the reasonable charges of its counsel) and the compensation for the services are intended to constitute expenses of the administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

         Any Paying Agent or Authenticating Agent appointed hereunder shall be entitled to the benefits of Section 6.7(3) as if the indemnity set forth therefor were specifically afforded to such Paying Agent or Authenticating Agent.

         The provisions of this Section shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee, any Paying Agent or any Authenticating Agent, as the case may be.


Section 6.8. Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, having a combined capital and surplus of at least U.S.$50,000,000, subject to supervision or examination by federal or state authority, in good standing and having an established place of business in the Borough of Manhattan, The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article and a successor shall be appointed pursuant to Section 6.9.


Section 6.9. Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.

         (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been

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
delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (d)  If at any time:

                  (1) the Trustee shall cease to be eligible under Section 6.8 and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of this Section and Section 6.10. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.10, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by this Section and Section 6.10, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

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Section 6.10. Acceptance of Appointment by Successor.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.


Section 6.11. Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


Section 6.12. Authenticating Agents.

         The Common Depositary may authenticate the Temporary Global Bearer Security, and the Paying Agent in Amsterdam, The Netherlands may authenticate Bearer Securities, in each case, as the Trustee's Authenticating Agent. The Trustee may, with the written consent of the Company, appoint an additional Authenticating Agent or Agents acceptable to the Company with respect to the Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange or substitution pursuant to this Indenture.


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
         Securities authenticated by an Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder, and every reference in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be subject to acceptance by the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof, the District of Columbia, England and Wales or The Netherlands authorized under such laws to act as Authenticating Agent and subject to supervision or examination by government or other fiscal authority. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.12.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 6.12, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, the Trustee may appoint a successor Authenticating Agent which shall be subject to acceptance by the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.12.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.12.

         If an Authenticating Agent is appointed with respect to the Securities pursuant to this Section 6.12, the Securities may have endorsed thereon, in addition to or in lieu of the Trustee's certification of authentication, an alternative certificate of authentication in the following form:


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
         This is one of the Securities referred to in the within-mentioned Indenture.

Dated:                                      MARINE MIDLAND BANK,
                                             as Trustee
                                             By [Authenticating Agent],
                                              as Authenticating Agent


                                            By
                                               --------------------------------
                                                     Authorized Signatory


Section 6.13. Disqualification; Conflicting Interests.

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.


Section 6.14. Preferential Collection of Claims Against Company.

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


                                  ARTICLE SEVEN

               CONSOLIDATION, MERGER, SPLIT-UP, TRANSFER OR LEASE

Section 7.1. Company May Consolidate, Merge, Etc., Only on Certain Terms.

         The Company shall not consolidate with or merge into any other Person (in a transaction in which the Company is not the surviving entity) or transfer or lease all its properties and assets substantially as an entirety to any Person, unless:

                  (1) in case the Company shall consolidate with or merge into another Person (in a transaction in which the Company is not the surviving entity) or transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by transfer, or which leases the properties and assets of the Company substantially as an entirety shall be a corporation, limited liability company, partnership or trust, shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, the due and punctual

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
         payment of the principal of, premium, if any, and interest (including Additional Amounts, if any, payable pursuant to Section 10.4 and Liquidated Damages, if any) on all of the Securities and coupons, as applicable, and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Article Twelve; and

                  (2) the Company has delivered in a transfer in which the Company is not the surviving entity to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with Sections 7.1 and 7.2 of this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, together with any documents required under Section 8.3.


Section 7.2. Successor Substituted.

         Upon any consolidation of the Company with, or merger of the Company into, any other Person or any transfer or lease of all the properties and assets of the Company substantially as an entity in accordance with Section 7.1, the successor Person formed by such consolidation or into which the Company is merged or to which such transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture, the Securities and the coupons, if any.


Section 7.3. Company May Split-Up Only on Certain Terms.

         The Company may not consummate a split-up unless, following the conclusion of such split-up, there would be at least one Person that is fully liable (by operation of law or pursuant to a supplemental indenture) for the due and punctual payment of the principal of, premium, if any, and interest (including Additional Amounts, if any, payable pursuant to Section 10.4 and Liquidated Damages, if any) on all of the Securities and coupons, as applicable, and the performance or observance of the covenants set forth in this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Article Twelve, if applicable (the "Indenture Obligations"). In the event of a split-up in which upon consummation thereof the Company ceases to exist or otherwise ceases to be fully liable for the Indenture Obligations as a consequence of such split-up, one of the Persons party to such split-up, which Person shall be a corporation, limited liability company, partnership or trust, shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, the Indenture Obligations, and the Company will deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such split-up and, if a supplemental indenture is required in connection with such split-up,

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such supplemental indenture complies with this Section 7.3 and that all conditions precedent herein provided for in relation to such transaction have been complied with, together with any documents required under Section 8.3. The Person that assumes the Indenture Obligations in accordance with the preceding sentence may exercise every right and power of the Company under this Indenture with the same effect as if such Person had been named as the Company herein. Notwithstanding any provision of this Section 7.3 to the contrary, the Trustee and Holders are entitled to all rights and remedies provided to them under Netherlands law.


                                  ARTICLE EIGHT

                             SUPPLEMENTAL INDENTURES

Section 8.1. Supplemental Indentures Without Consent of Holders of Securities
             or Coupons.

         Without the consent of any Holders of Securities or coupons, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities and coupons as permitted by this Indenture; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of Securities or coupons, or to surrender any right or power herein conferred upon the Company; or

                  (3)  to secure the Securities; or

                  (4) to permit Registered Securities to be exchanged for Bearer Securities or to remove or relax the restrictions on payment of principal, premium, if any, or interest in respect of Bearer Securities in the United States, in each case to the extent then permitted under the Code and applicable regulations of the United States Treasury Department; provided, however, that no adverse consequences would result to any Holder; or

                  (5) to make provision with respect to the conversion rights of Holders of Securities pursuant to Section 12.11 or the repurchase rights of Holders of Securities pursuant to Section 14.3; or

                  (6) to comply with the requirements of the Trust Indenture Act or the rules and regulations of the Commission thereunder in order to effect or maintain the qualification of

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         this Indenture under the Trust Indenture Act, as contemplated by this
         Indenture or otherwise; or

                  (7) to comply with the requirements of the Amsterdam Stock Exchange or the law of companies of The Netherlands; provided that any such action pursuant to this clause (7) shall not adversely affect the interests of Holders of Securities or coupons in any material respect; or

                  (8) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture as the Company and the Trustee may deem necessary or desirable, provided, such action pursuant to this clause (8) shall not adversely affect the interests of the Holders of Securities or coupons in any material respect.

         Upon Company Request, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and subject to and upon receipt by the Trustee of the documents described in Section 8.3 hereof, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained.


Section 8.2. Supplemental Indentures with Consent of Holders of Securities.

         With either (a) the written consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by the Act of said Holders delivered to the Company and the Trustee, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of the lesser of (x) not less than a majority in aggregate principal amount of the Outstanding Securities and (y) 66-2/3% in aggregate principal amount of the Outstanding Securities represented at such meeting, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities or coupons under this Indenture; provided, however, that no such supplemental indenture shall, without the consent or affirmative vote of the Holder of each Outstanding Security or coupon affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security or coupon appertaining thereto, or reduce the principal amount or the rate of interest payable thereon or any premium payable upon redemption or mandatory repurchase thereof, or change the obligation of the Company to pay Additional Amounts pursuant to Section 10.4 in a manner adverse to the Holders, or change the Place of Payment or coin or currency in which any Security or the interest or any premium thereon or any other amount

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         in respect thereof is payable, or impair the right to institute suit for the enforcement of any payment in respect of any Security or coupon on or after the Stated Maturity thereof (or, in the case of redemption or any repurchase, on or after the Redemption Date or Repurchase Date, as the case may be) or, except as permitted by Section 12.11, adversely affect the right to convert any Security as provided in Article Twelve, or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders of Securities or coupons, or

                  (2) reduce the requirements of Section 9.4 for quorum or voting, or reduce the percentage in aggregate principal amount of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify the obligation of the Company to maintain an office or agency in the Borough of Manhattan, The City of New York, and in a city in a Western European country pursuant to Section 10.2, or

                  (4) modify any of the provisions of this Section or Section 5.13, except to increase any percentage contained herein or therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

                  (5) modify the provisions of Article Fourteen in a manner adverse to the Holders; or

                  (6) modify any of the provisions of Section 10.8 or 10.9.

         It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


Section 8.3. Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Sections 6.1 and 6.3) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that such supplemental indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

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Section 8.4. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupons appertaining thereto shall be bound thereby.


Section 8.5. Reference in Securities to Supplemental Indentures.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


Section 8.6. Notice of Supplemental Indentures.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 8.2, the Company shall give notice to all Holders of Securities of such fact, setting forth in general terms the substance of such supplemental indenture, in the manner provided in Section 1.6. Any failure of the Company to give such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.


                                  ARTICLE NINE

                        MEETINGS OF HOLDERS OF SECURITIES

Section 9.1. Purposes for Which Meetings May Be Called.

         A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities.


Section 9.2. Call, Notice and Place of Meetings.

         (a) The Trustee may at any time call a meeting of Holders of Securities for any purpose specified in Section 9.1, to be held at such time and at such place in the Borough of Manhattan, The

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City of New York, or in the City of Amsterdam, The Netherlands, as the Trustee
shall determine. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.6, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

         (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of Securities for any purpose specified in Section 9.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities in the amount specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in the City of Amsterdam, The Netherlands, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section .


Section 9.3. Persons Entitled to Vote at Meetings.

         To be entitled to vote at any meeting of Holders of Securities, a Person shall be (a) a Holder of one or more Outstanding Securities, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.


Section 9.4.               Quorum; Action.

         The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting (subject to repeated applications of this sentence). Notice of the reconvening of any adjourned meeting shall be given as provided in Section 9.2(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Securities which shall constitute a quorum.


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         Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the Persons entitled to vote 25% in aggregate principal amount of the Outstanding Securities at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

         At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the proviso to Section 8.2) shall be effectively passed and decided if passed or decided by the lesser of (i) not less than a majority in aggregate principal amount of the Outstanding Securities and (ii) Persons entitled to vote not less than 66-2/3% in aggregate principal amount of Outstanding Securities represented and entitled to vote at such meeting.

         Any resolution passed or decisions taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities and coupons, whether or not present or represented at the meeting. The Trustee shall, in the name and at the expense of the Company, notify all the Holders of Securities of any such resolutions or decisions pursuant to Section 1.6.


Section 9.5. Determination of Voting Rights; Conduct and Adjournment of
Meetings.

         (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.4 and the appointment of any proxy shall be proved in the manner specified in Section 1.4 or by having the signature of the Person executing the proxy witnessed or certified by any officer authorized by
Section 1.4(c) to certify to the holding of Bearer Securities.

         (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be the Trustee) of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in
Section 9.2(b), in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities represented at the meeting.

         (c) At any meeting, each Holder of a Security or proxy shall be entitled to one vote for each U.S.$1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding

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and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

         (d) Any meeting of Holders of Securities duly called pursuant to
Section 9.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities represented at the meeting, and the meeting may be held as so adjourned without further notice.


Section 9.6. Counting Votes and Recording Action of Meetings.

         The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amounts at Stated Maturity and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in
Section 9.2 and, if applicable, Section 9.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                   ARTICLE TEN

                                    COVENANTS

Section 10.1. Payment of Principal, Premium and Interest.

         The Company covenants and agrees that it will duly and punctually pay the principal of and premium, if any, and interest (including Additional Amounts, if any, or Liquidated Damages, if any) on the Securities in accordance with the terms of the Securities, the coupons appertaining thereto and this Indenture. The interest due on the Bearer Securities on or before Maturity, other than Additional Amounts payable as provided in Section 10.4 in respect of principal of such a Security, shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature. The Company will deposit or cause to be deposited with the Trustee, one Business Day prior to the Stated Maturity of any Bearer Security or one

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Business Day prior to the due date for any installment of interest thereon and by noon Eastern Standard Time on the Stated Maturity of any Registered Security or on the due date for any installment of interest thereon, all payments so due, which payments shall be in immediately available funds on the date of such Stated Maturity or due date, as the case may be.


Section 10.2. Maintenance of Offices or Agencies.

         The Company hereby appoints (a) the Corporate Trust Office of the Trustee as its agent in the Borough of Manhattan, The City of New York, where Registered Securities may be presented or surrendered for payment, where Bearer Securities and coupons may be presented or surrendered for payment in the circumstances described below (and not otherwise), where Registered Securities may be surrendered for registration of transfer or exchange, where Registered Securities may be surrendered for conversion, where Bearer Securities may be surrendered for conversion in the circumstances described below (and not otherwise) and where notices and demands to or upon the Company in respect of the Securities and coupons and this Indenture may be served, and (b) (i) the office of ABN AMRO Bank N.V., Herengracht 595, 1017 CE Amsterdam, The Netherlands, as its agents outside of the United States where, subject to any applicable laws or regulations, Bearer Securities and coupons may be presented and surrendered for payment, where, subject to any applicable laws and regulations, Registered Securities may be surrendered for payment, where Registered Securities may be surrendered for registration of transfer or exchange, where Bearer Securities may be presented for exchange, where Securities may be surrendered for conversion, and where the written statements to be delivered by Holders of Registered Securities as contemplated by the third paragraph on the reverse of the form of Registered Security may be delivered. Payment of principal of, premium, if any, or interest on Bearer Securities, including any Additional Amounts and Bearer Additional Amounts payable on Bearer Securities pursuant to Section 10.4, may be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, if (but only if) payment of the full amount of such principal and interest, and Additional Amounts at all offices outside the United States maintained for such purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions on the full payment or receipt of such amounts in United States Dollars, as determined by the Company.

         The Company may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided, however, that until all of the Securities have been delivered to the Trustee for cancellation, or moneys sufficient to pay the principal of, premium, if any, and interest on the Securities have been made available for payment and either paid or returned to the Company pursuant to the provisions of Section 10.3, the Company will maintain (1) in the Borough of Manhattan, The City of New York, an office or agency where Registered Securities may be presented or surrendered for payment and conversion, where Bearer Securities and coupons may be presented or surrendered for payment and conversion in the circumstances described in the last sentence of the first paragraph of this Section (and not otherwise), where Registered Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and coupons and this

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Indenture may be served, and (2) subject to any laws or regulations applicable thereto, in any city in a Western European country, an office or agency where Securities and coupons may be presented and surrendered for payment, where Securities may be presented for registration of transfer or exchange or conversion, and where the written statements to be delivered by Holders of Registered Securities as contemplated by the third paragraph on the reverse of the form of Registered Security may be delivered. The Company will give prompt written notice to the Trustee, and notice to the Holders in accordance with
Section 1.6, of the appointment or termination of any such agents and of the location and any change in the location of any such office or agency.

         If at any time the Company shall fail to maintain any such required office or agency, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made and notices and demands may be served on the Corporate Trust Office of the Trustee, except that Bearer Securities and coupons may be presented and surrendered for payment and conversion to the Paying Agent in Amsterdam, The Netherlands at its office in the City of Amsterdam, The Netherlands or other Paying Agent or Conversion Agent outside the United States, and the Company hereby appoints the Paying Agent in Amsterdam, The Netherlands as its agent to receive such respective presentations, surrenders, notices and demands.


Section 10.3. Money for Security Payments To Be Held in Trust.

         If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and the Company will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents, it will, one Business Day prior to each due date of the principal of, premium, if any, or interest on any Securities, deposit with the Trustee a sum sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held for the benefit of the Persons entitled to such principal, premium, if any, or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section , that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;


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                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, or interest; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.


Section 10.4. Additional Amounts

         The Company will pay to the Holder of any Security or any coupon appertaining thereto Additional Amounts as provided in the form of Bearer Security and Registered Security, in each case set forth in Section 2.2. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of, premium, if any, or interest on, or in respect of, any Security or any coupon, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

         At least 10 days prior to June 15, 1997, or an earlier Redemption Date or Repurchase Date (and at least 10 days prior to each date of payment of principal, premium, if any, or interest after June 15, 1997, or such earlier Redemption Date or Repurchase Date, if there has been any change

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with respect to the matters set forth in the below-mentioned Officers'
Certificate), the Company will furnish the Trustee and the Company's Paying Agents in Amsterdam, The Netherlands and in the Borough of Manhattan, The City of New York, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agents whether such payment of principal of, premium, if any, or interest on the Securities shall be made to Holders of Securities or coupons who are not United States persons without withholding for or on account of any tax, assessment or other governmental charge described in the second paragraph of the face of the forms of Definitive Securities set forth in Section 2.2. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons and the Company will pay to the Trustee or the Paying Agent in Amsterdam, The Netherlands the Additional Amounts required by this Section to be paid in the event of any such withholding. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section , except to the extent such loss, liability or expense is attributable to the Trustee's negligence or bad faith.


Section 10.5. Existence.

         Subject to Article Seven, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence.


Section 10.6. Registration and Listing.

         Within a reasonable time after the issuance of the Temporary Global Bearer Security, the Company (i) will effect all registrations with, and obtain all approvals by, all governmental authorities that may be necessary under any United States Federal or State law (including the Securities Act, the Exchange Act and state securities and Blue Sky laws) before the Common Shares issuable upon conversion of Securities may be lawfully issued and delivered, and thereafter publicly traded (if permissible under the Securities Act), and qualified or listed as contemplated by clause (ii); and (ii) will cause the Common Shares required to be issued and delivered upon conversion of Securities, prior to such issuance or delivery, to be quoted on the Nasdaq National Market or, if the Common Shares is not then quoted on the Nasdaq National Market, cause to be listed the Common Shares on each national securities exchange on which outstanding Common Shares is listed or quoted at the time of such delivery.


Section 10.7. Statement by Officers as to Default.

         The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating that in the course of performance by the signers of their

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duties as such officers of the Company they would normally obtain knowledge of whether any default exists in the performance and observance of any of the terms, provisions and conditions of this Indenture and whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture. Such Certificate shall further state, as to each such officer signing such Certificate, to the best of the knowledge of such officer, as of the date of such Officers' Certificate, (a) whether any such default exists, (b) whether the Company during the preceding fiscal year kept, observed, performed and fulfilled each and every covenant and obligation of the Company under this Indenture and
(c) whether there was any default in the performance and observance of any of the terms, provisions or conditions of this Indenture during such preceding fiscal year. If the officers signing the Certificate know of such a default, whether then existing or occurring during such preceding fiscal year, the Officers' Certificate shall describe such default and its status with particularity. The Company shall also promptly notify the Trustee if the Company's fiscal year is changed so that the end thereof is on any date other than the then current fiscal year end date.

         The Company will deliver to the Trustee, forthwith upon becoming aware of any default in the performance or observance of any covenant, agreement or condition contained in this Indenture, or any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.

         Any notice required to be given under this Section 10.7 shall be delivered to the Trustee at its Corporate Trust Office.


Section 10.8. Delivery of Certain Information.

         At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Restricted Security or the holder of Common Shares issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities or such holder of Common Shares issued upon conversion of Restricted Securities, or to a prospective purchaser of any such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act (or any successor provision thereto) in connection with the resale of any such security; provided, however, that the Company shall not be required to furnish such information in connection with any request made on or after the date which is three years from the later of (i) the date such a security (or any such predecessor security) was last acquired from the Company or (ii) the date such a security (or any such predecessor security) was last acquired from an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act (or any successor provision thereto). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).



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Section 10.9. Resale of Certain Securities; Reporting Issuer.

         During the period beginning on December 23, 1996 and ending on the date that is three years from such date, the Company will not, and will use its reasonable efforts not to permit any of its "affiliates" (as defined under Rule 144 under the Securities Act or any successor provision thereto) to, resell (x) any Securities which constitute "restricted securities" under Rule 144 or (y) any securities into which the Securities have been converted under this Indenture which constitute "restricted securities" under Rule 144, that in either case have been reacquired by any of them. The Trustee shall have no responsibility in respect of the Company's performance of its agreement in the preceding sentence. The Company will continue to be a "reporting issuer" for purposes of Rule 903 under the Securities Act until the full principal amount of the Temporary Global Bearer Security has been exchanged for Bearer Securities in accordance with this Indenture.


Section 10.10. Compliance with Listing Requirements of Amsterdam Stock Exchange.

         So long as the Securities are listed on the Amsterdam Stock Exchange, the Company will comply with the provisions set forth in Article 2.1.20, Sections a-g of Schedule B of the Rules and Regulations ("Fondsenreglement") of the Amsterdam Stock Exchange Association ("Vereniging voor de Effectenhandel") or any amended form of the said provisions as in force as of the date of original issuance of the Securities.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

Section 11.1. Right of Redemption.

         The Securities may be redeemed in accordance with the provisions of the forms of Securities set forth in Section 2.2.


Section 11.2. Applicability of Article.

         Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of the Securities or this Indenture, shall be made in accordance with such provision and this Article Eleven.



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Section 11.3. Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of any of the Securities, the Company shall, at least 60 days (or 75 days in the case of a redemption pursuant to the fourth paragraph of the reverse of the form of Bearer Security set forth in Section 2.2(a)) prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date. If the Securities are to be redeemed pursuant to an election of the Company which is subject to a condition specified in the forms of Securities set forth in Section 2.2, the Company shall furnish the Trustee with an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred.


Section 11.4. Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities are to be redeemed (other than pursuant to the third or fourth paragraph on the reverse of the form of Bearer Security in Section 2.2(a) or the third paragraph on the reverse of the form of Registered Security in Section 2.2(b)), the particular Securities to be redeemed shall be selected by the Trustee within two Business Days after it receives the notice described in 11.3, from the Outstanding Securities not previously called for redemption, individually by lot in the case of Bearer Securities, and by such method as the Trustee may deem substantially equivalent thereto in the case of Registered Securities and under circumstances intended not to discriminate between Registered and Bearer Securities to be redeemed pursuant to the terms thereof and hereof in the selection of Securities (or portion thereof) selected for redemption. Partial redemption must be in an amount not less than U.S.$1,000,000 principal amount of Securities.

         If any Registered Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

         The Trustee shall promptly notify the Company and each Security Registrar in writing of the securities selected for redemption and, in the case of any Registered Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.



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Section 11.5. Notice of Redemption.

         Notice of redemption shall be given in the manner provided in Section
1.6 to the Holders of Securities to be redeemed not less than 20 nor more than 60 days prior to the Redemption Date, and such notice shall be irrevocable.

         All notices of redemption shall state:

                  (1)  the Redemption Date,

                  (2)  the Redemption Price,

                  (3) if less than all Outstanding Securities are to be redeemed, the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities which will be outstanding after such partial redemption,

                  (4) that on the Redemption Date the Redemption Price, and accrued interest, if any, will become due and payable upon each such Security to be redeemed, and that interest thereon shall cease to accrue on and after said date,

                  (5) the Conversion Price, the date on which the right to convert the Securities to be redeemed will terminate and the places where such Securities, together with all unmatured coupons and any matured coupons in default appertaining thereto, may be surrendered for conversion,

                  (6) the place or places where such Securities, together with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any, and

                  (7) in the case of a notice of redemption pursuant to the third paragraph on the reverse of the form of Registered Security, a form of written certification of each beneficial owner of a Registered Security as to such beneficial owner's entitlement to Additional Amounts.

         In case of a partial redemption, the first notice given shall specify the last date on which exchanges or transfers of Securities may be made pursuant to Section 3.5 and shall specify the serial number and ISIN number (if any) of the Bearer Securities (either individually or in group, from one number to another, or by last digit or digits) called for redemption and in the case of Registered Securities the serial and CUSIP numbers (if any) and the portions thereof called for redemption, and the second notice shall specify the serial number and ISIN number (if any) of the Bearer Securities (either individually or in group, from one number to another, or by last digit or digits) called for redemption and, in the case of Registered Securities, the serial and CUSIP numbers (if any) and the portions thereof called for redemption.

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
         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name of and at the expense of the Company. Notice of redemption of Securities to be redeemed at the election of the Company received by the Trustee shall be given by the Trustee to each Paying Agent in the name of and at the expense of the Company.


Section 11.6. Deposit of Redemption Price.

         Not less than one Business Day prior to any Redemption Date of the Bearer Securities and by noon Eastern Standard Time on any Redemption Date of the Registered Securities, the Company shall deposit with the Trustee or with the Paying Agent in Amsterdam, The Netherlands so directed by the Trustee (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money (which shall be in immediately available funds on such Redemption Date) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

         If any Security called for redemption is converted, any money deposited with the Trustee or with a Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security, if a Registered Security, or any Predecessor Security to receive interest as provided in the last paragraph of Section 3.7) be paid to the Company on Company Request as soon as administratively practicable after the Trustee receives such Company Request or, if then held by the Company, shall be discharged from such trust.


Section 11.7. Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price, including accrued interest) such Securities shall cease to bear interest and the coupons for such interest appertaining to Bearer Securities shall, except to the extent provided below, be void. Upon surrender of any Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price together with accrued and unpaid interest to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of coupons for such interest (at an office or agency outside the United States, except as otherwise provided in the form of Bearer Security set forth in Section 2.2(a)); and provided, further, that installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be

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
payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 3.7.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal amount of, premium, if any, and, to the extent permitted by applicable law, accrued interest on such Security shall, until paid, bear interest from the Redemption Date at a rate of 4 1/2% per annum and such Security shall remain convertible into Common Shares until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

         If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons or the surrender of such missing coupons or coupon may be waived by the Company and the Trustee or the Paying Agent in Amsterdam, The Netherlands or its agent, if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted (without interest thereon); provided, however, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside of the United States (except as otherwise provided in the form of Bearer Security set forth in Section 2.2(a)).


Section 11.8. Registered Securities Redeemed in Part.

         Any Registered Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 10.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Registered Security without service charge, a new Registered Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Registered Security so surrendered.

Section 11.9. Conversion Arrangement on Call for Redemption.

         In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities by an agreement with one or more investment bankers or other purchasers (the "Purchasers") to purchase such securities by paying to the Trustee in trust for the Holders, on or before the Redemption Date, an amount not less than the applicable Redemption Price, together with interest accrued to the Redemption Date, of such Securities. Notwithstanding anything to the contrary contained in this Article Eleven, the obligation of the Company to pay the Redemption

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
Price, together with interest accrued to the Redemption Date, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such Purchasers. If such an agreement is entered into (a copy of which shall be filed with the Trustee prior to the close of business on the Business Day immediately prior to the Redemption Date), any Securities called for redemption that are not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, and consistent with any agreement or agreements with such Purchasers, to be acquired by such Purchasers from such Holders and (notwithstanding anything to the contrary contained in Article Twelve) surrendered by such Purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date (and the right to convert any such Securities shall be extended though such time), subject to payment of the above amount as aforesaid. At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it to the Holders in the same manner as it would monies deposited with it by the Company for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company and such Purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers, including the costs and expenses, including reasonable legal fees, incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.


                                 ARTICLE TWELVE

                            CONVERSION OF SECURITIES

Section 12.1. Conversion Privilege and Conversion Price.

         Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security other than the Temporary Global Bearer Security may be converted into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Shares of the Company at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall commence on March 23, 1997 and expire at the close of business on December 15, 2001 subject, in the case of the conversion of any Global Registered Security, to any applicable book-entry procedures of the Depositary therefor and the following sentence. In case a Security or portion thereof is called for redemption or is delivered for repurchase, such conversion right in respect of the Security or portion so called shall expire at the close of business on the Business Day prior to the Redemption Date or the Repurchase Date (as defined in Article Fourteen), as the case may be, unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be.


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
         The price at which Common Shares shall be delivered upon conversion (herein called the "Conversion Price") shall be initially U.S.$44.00 per Common Share. The Conversion Price shall be adjusted in certain instances as provided in this Article Twelve.

         The issue price of each Common Share issuable upon conversion will be The Netherlands guilders equivalent of the Conversion Price converted into Netherlands Guilders at the rate of exchange of U.S. Dollars into Netherlands Guilders prevailing in The Netherlands at the time of conversion and such issue price may not be less than the par value of such Common Share, as determined by the Company and notified to the Trustee and Conversion Agents in writing. In the event that at the time of any conversion the Conversion Price then in effect and the prevailing exchange rate would result in an issue price of less than the par value of a Common Share, for purposes of such conversions, the Conversion Price will be deemed to be the Conversion Price that results in an issue price that is as close as possible to, but not less than, the par value of a Common Share.


Section 12.2. Exercise of Conversion Privilege.

         In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed or assigned to the Company or in blank (in the case of any Registered Security), at any office or agency of the Company maintained for that purpose pursuant to
Section 10.2, accompanied by a duly signed conversion notice substantially in the form set forth in Section 2.5, stating that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted (in the case of any Registered Security), the portion thereof to be converted. Each Bearer Security surrendered for conversion must be surrendered together with all coupons appertaining thereto that mature after the date of conversion and may only be converted at the office of any Conversion Agent outside the United States. Each Bearer Security surrendered for conversion will be converted into Common Shares in bearer form. Each Registered Security surrendered for conversion will be converted into Common Shares in registered form. If any Bearer Security surrendered for conversion shall not be accompanied by all such appurtenant coupons, the surrender of any or all of such missing coupons may be waived by the Company and the Trustee, if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. Matured coupons not in default (including coupons maturing on the date of conversion) will be payable against surrender thereof, and matured coupons previously surrendered and in default will continue to be payable, notwithstanding the exercise of the right of conversion by the Holder of the Security to which the coupon appertains, but coupons maturing after the date of conversion will not be paid. Each Registered Security surrendered for conversion (in whole or in part) during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (except Notes called for redemption on a Redemption Date or to be repurchased on a Repurchase Date during, in each case, such period) shall be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Registered Security (or part thereof, as the case may be) being

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
surrendered for conversion (or, if such Registered Security was issued in exchange for a Bearer Security after the close of business on such Regular Record Date, by surrender of one or more coupons relating to such Interest Payment Date or by both payment in such funds and surrender of such coupon or coupons, in either case in an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Registered Security (or portion thereof) then being converted). The interest so payable on such Interest Payment Date with respect to any Registered Security (or portion thereof, if applicable) which has been called for redemption on a Redemption Date, or is repurchasable on a Repurchase Date, occurring, in either case, during the period from the close of business on any Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date, which Security (or portion thereof, if applicable) is surrendered for conversion during such period, shall be paid to the Holder of such Security being converted in an amount equal to the interest that would have been payable on such Security if such Security had been converted as of the close of business on such Interest Payment Date. The interest so payable on such Interest Payment Date in respect of any Registered Security (or portion thereof, as the case may be) which has not been called for redemption on a Redemption Date, or is not eligible for repurchase on a Repurchase Date, occurring, in either case, during the period from the close of business on any Record Date next preceding any Interest Payment Date, which Registered Security (or portion thereof, as the case may be) is surrendered for conversion during such period, shall be paid to the Holder of such Security as of such Regular Record Date. Interest payable in respect of any Registered Security surrendered for conversion on or after an Interest Payment Date shall be paid to the Holder of such Security as of the next preceding Regular Record Date, notwithstanding the exercise of the right of conversion. Except as provided in this paragraph and subject to the last paragraph of
Section 3.7, no cash payment or adjustment shall be made upon any conversion on account of, if the date of conversion is not an Interest Payment Date, any interest accrued from the Interest Payment Date next preceding the conversion date, in respect of any Security (or part thereof, as the case may be) surrendered for conversion, or on account of any dividends on the Common Shares issued upon conversion. The Company's delivery to the Holder of the number of Common Shares (and cash in lieu of fractions thereof, as provided in this Indenture) into which a Security is convertible will be deemed to satisfy the Company's obligation to pay the principal amount of the Security.

         Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion, in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Shares issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Shares at such time. As promptly as practicable on or after the conversion date, the Company shall issue and deliver to the Trustee, for delivery to the Holder, a certificate or certificates for the number of full Common Shares issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 12.3.

         All Common Shares delivered upon such conversion of Restricted Securities shall bear restrictive legends substantially in the form of the legends required to be set forth on the Restricted

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Securities pursuant to Section 3.5(c) and shall be subject to the restrictions on transfer provided in such legends. Neither the Trustee nor any agent maintained for the purpose of such conversion shall have any responsibility for the inclusion or content of any such restrictive legends on such Common Shares; provided, however, that the Trustee or Conversion Agent shall have provided, to the Company or to the Transfer Agent for such Common Shares, prior to or concurrently with a request to the Company to deliver such Common Shares, written notice that the Securities delivered for conversion are Restricted Securities.

         In the case of any Registered Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Registered Security or Securities of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Security. A Registered Security may be converted in part, but only if the principal amount of such Security to be converted is any integral multiple of U.S.$1,000 and the principal amount of such security to remain Outstanding after such conversion is equal to U.S.$1,000 or any integral multiple of $1,000 in excess thereof.

         If Common Shares to be issued upon conversion of a Restricted Security (other than a Restricted Global Registered Security), or Registered Securities to be issued upon conversion of a Restricted Security (other than a Restricted Global Registered Security) in part only, are to be registered in a name other than that of the beneficial owner of such Restricted Security, then such Holder must deliver to the Conversion Agent a Surrender Certificate, dated the date of surrender of such Restricted Security and signed by such beneficial owner, as to compliance with the restrictions on transfer applicable to such Restricted Security. Neither the Trustee nor any Conversion Agent, Registrar or Transfer Agent shall be required to register in a name other than that of the beneficial owner, Common Shares or Registered Securities issued upon conversion of any such Restricted Security not so accompanied by a properly completed Surrender Certificate.


Section 12.3. Fractions of Shares.

         No fractional Common Shares shall be issued upon conversion of any Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional Common Share which would otherwise be issuable upon conversion of any Securities (or specified portions thereof), the Company shall calculate and pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100th of a share) in an amount equal to the same fraction of the Current Market Price per Common Share (calculated in accordance with Section 12.4(8) below) at the close of business on the day of conversion. Such cash payments shall, in the case of a conversion of Bearer Securities, be made to an address outside of the United States as requested in writing by such Holder.


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Section 12.4. Adjustment of Conversion Price.

         The Conversion Price shall be subject to adjustments by the Company from time to time as follows:

         (1) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Shares in Common Shares, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of Common Shares outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. If any dividend or distribution of the type described in this Section 12.4(1) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

         (2) In case the Company shall issue rights or warrants to all holders of its outstanding Common Shares entitling them (for a period expiring within 45 days after the date fixed for determination of shareholders entitled to receive such rights or warrants) to subscribe for or purchase Common Shares at a price per share less than the Current Market Price (as defined below) on the date fixed for determination of shareholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date fixed for determination of shareholders entitled to receive such rights or warrants by a fraction of which the numerator shall be the number of Common Shares outstanding at the close of business on the date fixed for determination of shareholders entitled to receive such rights and warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price, and of which the denominator shall be the number of Common Shares outstanding on the date fixed for determination of shareholders entitled to receive such rights and warrants plus the total number of additional Common Shares offered for subscription or purchase. Such adjustment shall be successively made whenever any such rights and warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of shareholders entitled to receive such rights or warrants. To the extent that Common Shares are not delivered after the expiration of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of Common Shares actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of shareholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase Common Shares at less than such Current Market Price, and in determining the aggregate offering price of such Common Shares,

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there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board.

         (3) In case outstanding Common Shares shall be subdivided into a greater number of Common Shares, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding Common Shares shall be combined into a smaller number of Common Shares, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

         (4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 12.4(1) applies) or evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in Section 12.4(2), and excluding any dividend or distribution (x) paid exclusively in cash or (y) referred to in Section 12.4(1) or (z) distributions pursuant to a split-up except as provided by the last paragraph in Section 12.11 (any of the foregoing hereinafter in this Section 12.4(4) called the "Distribution Securities")), then, in each such case (unless the Company elects to reserve such Distribution Securities for distribution to the Holders upon the conversion of the Securities so that any such Holder converting Securities will receive upon such conversion, in addition to the Common Shares to which such Holder is entitled, the amount and kind of such Securities which such Holder would have received if such Holder had converted its Securities into Common Shares immediately prior to the Distribution Record Date (as defined in Section 12.4(8) for such distribution of the Distribution Securities)), the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect on the Distribution Record Date with respect to such distribution by a fraction of which the numerator shall be the Current Market Price per Common Share on such Distribution Record Date less the fair market value (as determined by the Board whose determination shall be conclusive, and described in a resolution of the Board) on the Distribution Record Date of the portion of the Distribution Securities so distributed applicable to one Common Share and the denominator shall be the Current Market Price per Common Share, such reduction to become effective immediately prior to the opening of business on the day following such Distribution Record Date; provided, however, that in the event the then fair market value (as so determined) of the portion of the Distribution Securities so distributed applicable to one Common Share is equal to or greater than the Current Market Price of the Common Shares on the Distribution Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of Distribution Securities such holder would have received had such holder converted each Security on the Distribution Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Board determines the fair market value of any distribution for purposes of this Section 12.4(4) by reference to the actual or when issued trading market for any securities, it must in doing so consider

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the prices in such market over the same period used in computing the Current
Market Price of the Common Shares.

         Rights or warrants distributed by the Company to all holders of Common Shares entitling the holders thereof to subscribe for or purchase shares of the Company's capital shares (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such Common Shares;
(ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Shares, shall be deemed not to have been distributed for purposes of this Section 12.4 (and no adjustment to the Conversion Price under this Section 12.4 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Price shall be made under this Section 12.4(4). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this Section 12.4 was made, (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Shares with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Shares as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights and warrants had not been issued.

         For purposes of this Section 12.4(4) and Sections 12.4(1) and (2), any dividend or distribution to which this Section 12.4(4) is applicable that also includes Common Shares, or rights or warrants to subscribe for or purchase Common Shares (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital shares other than such Common Shares or rights or warrants (and any Conversion Price reduction required by this Section 12.4(4) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such Common Shares or such rights or warrants (and any further Conversion Price reduction required by Sections 12.4(1) and (2) with respect to such dividend or distribution shall then be made), except (A) the Distribution Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of shareholders entitled to receive such dividend or other distribution" and "the date fixed for such determination" within the meaning of Sections 12.4(1) and (2) and (B) any Common Shares included in such dividend or

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
distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 12.4(1).

         (5) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Shares cash (excluding (x) any semiannual cash dividend on the Common Shares to the extent the aggregate cash dividend per Common Share in any semiannual period does not exceed the greater of (A) the amount per Common Share of the next preceding semiannual cash dividend on the Common Shares to the extent that such preceding semiannual dividend did not require any adjustment of the Conversion Price pursuant to this Section 12.4(5) (as adjusted to reflect subdivisions or combinations of the Common Shares), and
(B) 7.5% of the arithmetic average of the Closing Prices (determined as set forth in Section 12.4(8)) during the ten Trading Days immediately prior to the date of declaration of such dividend, and (y) any dividend or distribution in connection with the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary), then, in such case, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Distribution Record Date by a fraction of which the numerator shall be the Current Market Price of the Common Shares on the Distribution Record Date less the amount of cash so distributed (and not excluded as provided above) applicable to one Common Share and the denominator shall be such Current Market Price of the Common Shares, such reduction to be effective immediately prior to the opening of business on the day following the Distribution Record Date; provided, however, that in the event the portion of the cash so distributed applicable to one Common Share is equal to or greater than the Current Market Price of the Common Shares on the Distribution Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted each Security on the Distribution Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If any adjustment is required to be made as set forth in this Section 12.4(5) as a result of a distribution that is a semiannual dividend, such adjustment shall be based upon the amount by which such distribution exceeds the amount of the semiannual cash dividend permitted to be excluded pursuant hereto. If an adjustment is required to be made as set forth in this Section 12.4(5) above as a result of a distribution that is not a semiannual dividend, such adjustment shall be based upon the full amount of the distribution.

         (6) In case a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of the Common Shares shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to shareholders of consideration per Common Share having a fair market value (as determined by the Board, whose determination shall be conclusive and described in a resolution of the Board) that as of the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) that exceeds the Current Market Price of the Common Shares on the Trading Day next succeeding the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Expiration

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
Time by a fraction of which the numerator shall be the number of Common Shares outstanding (including any tendered or exchanged shares) on the Expiration Time multiplied by the Current Market Price of the Common Shares on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of Common Shares outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Shares on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender or exchange offer had not been made.

         (7) In case of a tender or exchange offer made by a Person other than the Company or any Subsidiary for an amount which increases the offeror's ownership of Common Shares to more than 25% of the Common Shares outstanding and shall involve the payment by such Person of consideration per Common Share having a fair market value (as determined by the Board, whose determination shall be conclusive, and described in a resolution of the Board) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Current Market Price of the Common Shares on the Trading Day next succeeding the Expiration Time, and in which, as of the Expiration Time the Board is not recommending rejection of the offer, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be the number of Common Shares outstanding (including any tendered or exchanged shares) on the Expiration Time multiplied by the Current Market Price of the Common Shares on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of Common Shares outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Shares on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that such person is obligated to purchase shares pursuant to any such tender or exchange offer, but such person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 12.4(7) shall not be made

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
if, as of the Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in any transaction described in Sections 7.1 or 7.2

         (8) For purposes of this Section 12.4, the following terms shall have the meaning indicated:

                  (a) "Closing Price" with respect to any securities on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the New York Stock Exchange, or, if such security is not listed or admitted to trading on such Exchange, on the principal security exchange or quotation system in the United States on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any securities exchange or quotation system in the United States, on the Amsterdam Stock Exchange, or if not listed on the Amsterdam Stock Exchange, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the Nasdaq National Market or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board for that purpose, or a price determined in good faith by the Board or, to the extent permitted by applicable law, a duly authorized committee thereof, whose determination shall be conclusive.

                  (b) "Current Market Price" shall mean the average of the daily Closing Prices per Common Share for the ten consecutive Trading Days immediately prior to the date in question; provided, however, that (1) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution or Fundamental Change requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.4(1), (2), (3), (4), (5), (6) or (7) occurs during such ten consecutive Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (2) if the "ex" date for any event (other than the issuance, distribution or Fundamental Change requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.4(1), (2), (3), (4), (5), (6) or (7) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and (3) if the "ex" date for the issuance, distribution or Fundamental Change requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board in a manner consistent with any determination of such value for purposes of Section 12.4(4), (6) or (7) whose determination shall be conclusive and described in a resolution of the Board) of the evidences of indebtedness,

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
         shares of capital stock or assets being distributed applicable to one Common Share as of the close of business on the day before such "ex" date. For purposes of any computation under Section 12.4(6) or (7), the Current Market Price of the Common Shares on any date shall be deemed to be the average of the daily Closing Prices per Common Share for such day and the next two succeeding Trading Days; provided, however, that if the "ex" date for any event (other than the tender or exchange offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.4(1), (2), (3), (4), (5), (6) or (7) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Shares trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of Common Shares, means the first date on which the Common Shares trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (3) when used with respect to any tender or exchange offer means the first date on which the Common Shares trades regular way on such exchange or in such market after the Expiration Time of such offer.

                  (c) "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction.

                  (d) "Distribution Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Shares have the right to receive any cash, securities or other property or in which the Common Shares (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board or by statute, contract or otherwise).

                  (e) "Trading Day" shall mean (x) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national security exchange, a day on which the New York Stock Exchange or another national security exchange is open for business or
         (y) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made on thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.


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         (9) No adjustment in the Conversion Price shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph
(9)) would require an increase or decrease of at least one percent in such price; provided, however, that any adjustments which by reason of this paragraph
(9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

         (10) The Company may make such reductions in the Conversion Price, for the remaining term of the Securities or any shorter term, in addition to those required by paragraphs (1), (2), (3), (4), (5), (6) or (7) of this Section 12.4, as it considers to be advisable in order to avoid or diminish any income tax to any holders of Common Shares or rights to purchase Common Shares resulting from any dividend or distribution on Common Shares (or rights to acquire such shares) or from any event treated as such for income tax purposes, resulting from any dividend or distribution of shares or issuance of rights or warrants to purchase or subscribe for shares or from any event treated as such for income tax purposes.

         To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least twenty (20) days, the reduction is irrevocable during the period and the Board shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall give notice of the reduction to the Holders of Securities in the manner provided in Section 1.6 at least fifteen (15) days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

         (11) No adjustment of the Conversion Price will result in zero or a negative number. In the event that at the time of any conversion the Conversion Price then in effect and the exchange rate of U.S. Dollars into Netherlands Guilders prevailing in The Netherlands at the time of conversion would result in an issue price of less than the par value of a Common Share, for purposes of such conversions, the Conversion Price will be deemed to be the Conversion Price that results in an issue price that is as close as possible to, but not less than, such par value.


Section 12.5. Notice of Adjustments of Conversion Price.

         Whenever the Conversion Price is adjusted as herein provided:

                  (1) the Company shall compute the adjusted Conversion Price in accordance with Section 12.4 and shall prepare a certificate signed by the Treasurer, Chief Financial Officer or Vice President of Finance of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall promptly be filed with the Trustee and with each Conversion Agent; and


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                  (2) a notice stating that the Conversion Price has been
         adjusted and setting forth the adjusted Conversion Price shall promptly be prepared and as soon as practicable thereafter, such notice shall be provided by the Company to all Holders in accordance with Section 1.6.

Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate or the information and calculations contained therein, except to exhibit the same to any Holder of Securities desiring inspection thereof at its office during normal business hours.


Section 12.6. Notice of Certain Corporate Action.

         In case:

                  (a) the Company shall declare a dividend (or any other distribution) on all or substantially all of its Common Shares payable
         (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require any adjustment pursuant to Section 12.4; or

                  (b) the Company shall authorize the granting to the holders of its Common Shares of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights that would require any adjustment pursuant to Section 12.4; or

                  (c) of any reclassification of the Common Shares of the Company (other than a subdivision or combination of its outstanding Common Shares), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                  (e) the Company or any Subsidiary shall commence a tender offer for all or a portion of the Company's outstanding Common Shares (or shall amend any such tender offer); or

                  (f) of the split-up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.2, and shall cause to be provided to all Holders in accordance with Section 1.6, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record, expiration or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights,

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options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, (y) the date on which the right to make tenders under such tender offer expires or (z) the date on which such reclassification, consolidation, merger, split-up, share exchange, transfer, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, split-up, share exchange, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. If at the time the Trustee shall not be the Conversion Agent, a copy of such notice and any notice referred to in the following paragraph shall also forthwith be filed by the Company with the Trustee.

         The preceding paragraph to the contrary notwithstanding, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.2, and shall cause to be provided to all Holders in accordance with Section 1.6, notice of (i) any tender offer by the Company or any Subsidiary for all or any portion of the Common Shares at or about the time that such notice of tender offer is provided to the public generally or (ii) any split-up of the Company at or about the time notice is given in a Netherlands newspaper of the fact that a proposal to split-up has been filed with the trade register of The Netherlands (such notice to be sent to all Holders within five days after receipt of such notice by the Trustee or Conversion Agent from the Company).


[Section 12.7. Company to Reserve Common Shares.

         The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Shares, for the purpose of effecting the conversion of Securities, the full number of Common Shares then issuable upon the conversion of all Outstanding Securities.]


Section 12.8. Taxes on Conversions.

         The Company will pay any and all taxes and duties that may be payable in respect of the issue or delivery of Common Shares on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of Common Shares in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.



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Section 12.9. Covenant as to Common Shares.

         The Company agrees that all Common Shares which may be delivered upon conversion of Securities, upon such delivery, will have been duly authorized and validly issued and will be fully paid and nonassessable and, except as provided in Section 12.8, the Company will pay all taxes, liens and charges with respect to the issue thereof.


Section 12.10. Cancellation of Converted Securities.

         All Securities delivered for conversion shall be delivered to the Trustee or the Paying Agent in Amsterdam, The Netherlands or its agent to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.9.


Section 12.11. Provision in Case of Consolidation, Merger, Split-up or Sale of
               Assets.

         In case of any consolidation of the Company with, or merger of the Company into, any other Person, or any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding Common Shares of the Company) or any sale or transfer of all or substantially all of the assets of the Company or a split-up of the Company pursuant to which the assets and liabilities of the Company are transferred to one or more Persons and the Company ceases to exist or otherwise ceases to remain fully liable for the Indenture Obligations, the Person formed by such consolidation or resulting from such merger or which acquires such assets, or in the case of such split-up, at least one of the Persons which acquires assets or liabilities of the Company pursuant to such split-up (which shall include at least one Person which, following the conclusion of such split-up, would be fully liable on all of the Securities and under the Indenture as required by Section 7.3), as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then Outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 12.1, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, split-up, sale or transfer by a holder of the number of Common Shares of the Company into which such Security might have been converted immediately prior to such consolidation, merger, split-up, sale or transfer, assuming such holder of Common Shares of the Company (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made or which is not a Person that has acquired assets or liabilities pursuant to such split-up of the Company, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger or split-up, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, split-up, sale or transfer is not the same for each Common Share of the Company held immediately prior to such consolidation, merger, split-up, sale or transfer by others than a Constituent

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Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section 12.11 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, split-up, sale or transfer by the holders of each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares), and further assuming, if such consolidation, merger, split-up, transfer or sale occurs prior to the later of March 23, 1997 and the receipt of Securities in definitive form by the Holder (in the case of Securities initially represented by a Temporary Global Bearer Security), that the Security was convertible at the time of such occurrence at the Conversion Price specified in Section 12.1 as adjusted from the issue date of such Security to such time as provided in this Article Twelve. Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section 12.11 shall similarly apply to successive consolidations, mergers, split-ups, sales or transfers. Notice of the execution of such a supplemental indenture shall be given by the Company to the Holder of each Security as provided in Section 1.6 promptly upon such execution.

         Neither the Trustee, any Paying Agent nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or other securities or property or cash receivable by Holders of Securities upon the conversion of their Securities after any such consolidation, merger, split-up, conveyance, transfer, sale or lease or to any such adjustment, but may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Opinion of Counsel with respect thereto, which the Company shall cause to be furnished to the Trustee upon request.

         In the event of a split-up of the Company pursuant to which all or a portion of the assets and liabilities of the Company are transferred to one or more Persons and the Company continues to exist and remains fully liable for the Indenture Obligations, such split-up shall be treated as a distribution to all holders of Common Shares which will be subject to the provisions of Section 12.4(4) of this Indenture.


Section 12.12. Responsibility of Trustee for Conversion Provisions.

         The Trustee, subject to the provisions of Section 6.1, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same, or whether a supplemental indenture need be entered into. Neither the Trustee, subject to the provisions of Section 6.1, nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Common Shares, or of any other securities or property or cash, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of Section 6.1, nor any Conversion Agent shall be responsible for any failure of the Company to make or calculate any cash payment or to issue, transfer or deliver any Common Shares or share certificates or other securities or property or cash upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of Section 6.1, and any Conversion Agent shall not be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article.


                                ARTICLE THIRTEEN

                           SUBORDINATION OF SECURITIES

Section 13.1. Agreement of Subordination.

         The Company covenants and agrees, and each Holder of Securities issued hereunder and any coupons appertaining thereto by his acceptance thereof likewise covenants and agrees, that all Securities and any coupons appertaining thereto shall be issued subject to the provisions of this Article Thirteen; and each Person holding any Security or any coupon, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees to be bound by such provisions.

         The payment of the principal of, premium, if any, and interest on all Securities and any coupons appertaining thereto (including, but not limited to, the Redemption Price with respect to the Securities called for redemption in accordance with Article Eleven, or the Repurchase Price with respect to Securities submitted for repurchase in accordance with Article Fourteen, as the case may be, as provided in this Indenture and Additional Amounts, if any, and Liquidated Damages, if any) issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

         No provision of this Article Thirteen shall prevent the occurrence of any default or Event of Default hereunder.


Section 13.2. Payments to Noteholders.

         No payment shall be made with respect to the principal of, or premium, if any, or interest on the Securities or coupons appertaining thereto (including, but not limited to, the Redemption Price with respect to the Securities to be called for redemption in accordance with Article Eleven or the Repurchase Price with respect to Securities submitted for repurchase in accordance with Article Fourteen, as the case may be, as provided in this Indenture and Additional Amounts, if any, and Liquidated Damages, if any), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 13.5, if:

                                    (i) a default in the payment of principal,
premium, interest, rent or other obligations due on any Senior Indebtedness occurs and is continuing (or, in the case of Senior Indebtedness for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument or lease evidencing such Senior Indebtedness), unless and until such default shall have been cured or waived or shall have ceased to exist; or

                                    (ii) a default, other than a payment
default, on Designated Senior Indebtedness occurs and is continuing that then permits holders of such Designated Senior Indebtedness to accelerate its maturity and the Trustee receives a notice of the default (a "Payment Blockage Notice") from a Representative of Designated Senior Indebtedness or the Company.

         If the Trustee receives any Payment Blockage Notice pursuant to clause
(ii) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section unless and until (A) at least 365 days shall have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice, and (B) all scheduled payments of principal, premium, if any, and interest on the Securities that have come due have been paid in full in cash. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice.

         The Company may and shall resume payments on and distributions in respect of the Securities upon the earlier of:

         (1) the date upon which the default is cured or waived or ceases to exist, or

         (2) in the case of a default referred to in clause (ii) above, 179 days pass after notice is received if the maturity of such Designated Senior Indebtedness has not been accelerated,

unless this Article Thirteen otherwise prohibits the payment or distribution at the time of such payment or distribution.

         Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, moratorium of payments, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, or payment thereof in accordance with its terms provided for in cash or other payment satisfactory to the holders of such Senior Indebtedness before any payment is made on account of the principal of, premium, if any, or interest on the Securities or any coupons appertaining thereto (except payments made pursuant to Article Four from monies deposited with the Trustee pursuant thereto prior to commencement of proceedings for such dissolution, winding-up, liquidation or reorganization); and upon any such dissolution or winding-up or liquidation or reorganization of the Company or bankruptcy, insolvency, receivership or other proceeding, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee would be entitled, except for the provision of this Article Thirteen, shall (except as aforesaid) be paid by the Company or by any receiver, trustee in bankruptcy, moratorium of payments, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, or as otherwise required by law or a court order) or their Representative or Representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full, in cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the Holders or to the Trustee.

         For purposes of this Article Thirteen, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article Thirteen with respect to the Securities to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any reorganization or readjustment, and (ii) the rights of the holders of Senior Indebtedness (other than leases which are not assumed by the Company or the new corporation, as the case may be) are not, without the consent of such holders, altered by such reorganization or readjustment. The merger of the Company into another corporation, the split-up of the Company pursuant to which the Company ceases to exist or ceases to be the obligor of all the Indenture Obligations or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Seven shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 13.2 if such other corporation shall, as a part of such merger, split-up, conveyance or transfer, comply with the conditions stated in Article Seven.

         In the event of the acceleration of the Securities because of an Event of Default, no payment or distribution shall be made to the Trustee or any Holder of Securities or coupon appertaining thereto in respect of the principal of, premium, if any, or interest on the Securities or coupon appertaining thereto (including, but not limited to, the Redemption Price with respect to the Securities called for redemption in accordance with Article Eleven or the Repurchase Price with respect to Securities submitted for repurchase in accordance with Article Fourteen, as the case may be, as provided in this Indenture and Additional Amounts, if any, and Liquidated Damages, if any), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 13.5, until all Senior Indebtedness has been paid in full in cash or other payment satisfactory to the holders of Senior Indebtedness or such acceleration is rescinded in accordance with the terms of this Indenture. If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the acceleration.

         In the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by the foregoing, shall be received by the Trustee or the Holders of the Securities before all Senior Indebtedness is paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, or provision is made for such payment thereof in accordance with its terms in cash or other payment satisfactory to the holders of such Senior Indebtedness, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their Representative or Representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution, or provision therefor, to or for the holders of such Senior Indebtedness.

         Nothing in this Article Thirteen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7. This Section 13.2 shall be subject to the further provisions of Section 13.5.


Section 13.3. Subrogation of Securities.

         Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article Thirteen (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to other indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal, premium, if any, and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article Thirteen, and no payment over pursuant to the provisions of this Article Thirteen, to or for the benefit of the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Indebtedness; and no payments or distributions of cash, property or securities to or for the benefit of the Holders of the Securities or coupons appertaining thereto pursuant to the subrogation provisions of this Article Thirteen, which would otherwise have been paid to the holders of Senior Indebtedness shall be deemed to be a payment by the Company to or for the account of the Securities. It is understood that the provisions of this Article Thirteen are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

         Nothing contained in this Article Thirteen or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Thirteen of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

         Upon any payment or distribution of assets of the Company referred to in this Article Thirteen, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon and all other facts pertinent thereto or to this Article Thirteen.


Section 13.4. Authorization to Effect Subordination.

         Each Holder of a Security by the Holder's acceptance thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article Thirteen and appoints the Trustee to act as the Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 5.3 hereof at least 30 days before the expiration of the time to file such claim, the holders of any Senior Indebtedness or their Representatives are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Securities.

Section 13.5. Notice to Trustee.

         The Company shall give prompt written notice in the form of an Officers' Certificate to a Responsible Officer of the Trustee and to any Paying Agent of any fact known to the Company which would prohibit the making of any payment of monies to or by the Trustee or any Paying Agent in respect of the Securities or any coupons appertaining thereto pursuant to the provisions of this Article Thirteen. Notwithstanding the provisions of this Article Thirteen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities or any coupons appertaining thereto pursuant to the provisions of this Article Thirteen, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office from the Company (in the form of an Officers' Certificate) or a Representative or a holder or holders of Senior Indebtedness or from any trustee thereof; and before the receipt of any such written notice, the Trustee, subject to the provisions of
Section 6.1, shall be entitled in all respects to assume that no such facts exist; provided that if on a date not fewer than two Business Days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of, or premium, if any, or interest on any Security) the Trustee shall not have received, with respect to such monies, the notice provided for in this Section 13.5, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

         Notwithstanding anything in this Article Thirteen to the contrary, nothing shall prevent any payment by the Trustee to the Holders of monies deposited with it pursuant to Section 4.1, and any such payment shall not be subject to the provisions of Section 13.1 or 13.2.

         The Trustee, subject to the provisions of Section 6.1, shall be entitled to rely on the delivery to it of a written notice by a Representative or a person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a Representative or a holder of Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Thirteen, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article Thirteen, and if such evidence is not furnished the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

Section 13.6. Trustee's Relation to Senior Indebtedness.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Thirteen in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Thirteen, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Section 6.1, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to Holders of Securities or any coupons appertaining thereto, the Company or any other person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article Thirteen or otherwise.


Section 13.7. No Impairment of Subordination.

         No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.


Section 13.8. Certain Conversions Deemed Payment.

         For the purposes of this Article Thirteen only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article Twelve shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash (except in satisfaction of fractional shares pursuant to Section 12.2), property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section 13.8, the term "junior securities" means (a) shares of any stock of any class of the Company, or (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article Thirteen or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the

Holders, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article Twelve.


Section 13.9. Article Applicable to Paying Agents.

         If at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article in addition to or in place of the Trustee; provided, however, that the first paragraph of Section 13.5 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.


Section 13.10. Senior Indebtedness Entitled to Rely.

         The holders of Senior Indebtedness (including, without limitation, Designated Senior Indebtedness) shall have the right to rely upon this Article Thirteen, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders shall have agreed in writing thereto.



                                ARTICLE FOURTEEN

                  REPURCHASE OF SECURITIES AT THE OPTION OF THE
                        HOLDER UPON A FUNDAMENTAL CHANGE

Section 14.1. Right to Require Repurchase.

         In the event that a Fundamental Change (as hereinafter defined) shall occur, then each Holder shall have the right, at the Holder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Securities, or any portion of the principal amount thereof that is equal to U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof (provided that no single Bearer Security may be repurchased in part, and no single Registered Security may be repurchased in part unless the portion of the principal amount of such Registered Security to be Outstanding after such repurchase is equal to U.S.$5,000 or integral multiples of U.S.$1,000 in excess thereof), on the date (the "Repurchase Date") that is 45 days after the date of the Company Notice (as defined in Section 14.2) at the following prices (expressed as percentages of the principal amount) (the "Repurchase Price") in the event of a Fundamental Change occurring during the 12-month period beginning December 15 (plus interest accrued to, but excluding, the Repurchase Date):

Year                                    Percentage    Year                                  Percentage
----                                    ----------    ----                                  ----------
1996     . . . . . . . . . . . . . . .104.5%          1999      . . . . . . . . . . . . . . .101.8%
1997     . . . . . . . . . . . . . . .103.6           2000      . . . . . . . . . . . . . . .100.9
1998     . . . . . . . . . . . . . . .102.7

and 100% at December 15, 2001; provided that if the Applicable Price with respect to the Fundamental Change is less than the Reference Market Price, the Company shall repurchase such Notes at a price equal to the foregoing Repurchase Price multiplied by the fraction obtained by dividing the Applicable Price by the Reference Market Price; provided, further, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Repurchase Date shall be payable only upon presentation and surrender of coupons for such interest (at an office or agency outside the United States, except as otherwise provided in the form of Bearer Security set forth in Section 2.2(a)); and provided, further, that installments of interest on Registered Securities whose Stated Maturity is on or prior to the Repurchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of
Section 3.7. Such right to require the repurchase of the Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with Article Four, unless a Fundamental Change shall have occurred prior to such discharge. Whenever in this Indenture (including Sections 2.2, 3.1, 5.1(2) and 5.8) there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made.


Section 14.2. Notices; Method of Exercising Repurchase Right, Etc.

         (a) Unless the Company shall have theretofore called for redemption all of the Outstanding Securities, on or before the 30th day after the occurrence of a Fundamental Change, the Company or, at the request and expense of the Company, the Trustee, shall give to all Holders of Securities, in the manner provided in
Section 1.6, notice (the "Company Notice") of the occurrence of the Fundamental Change and of the repurchase right set forth herein arising as a result thereof. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee.

                  Each notice of a repurchase right shall state:

                  (1)  the Repurchase Date,

                  (2)  the date by which the repurchase right must be exercised,

                  (3)  the Repurchase Price,

                  (4) a description of the procedure which a Holder must follow to exercise a repurchase right, and the place or places where such Securities, together with all coupons appertaining thereto, if any, maturing after the Repurchase Date, are to be surrendered for payment of the Repurchase Price and accrued interest, if any,

                  (5) that on the Repurchase Date the Repurchase Price, and accrued interest, if any, will become due and payable upon each such Security designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date, and

                  (6) the Conversion Price then in effect, the date on which the right to convert the principal amount of the Securities to be repurchased will terminate and the place or places where such Securities, together with all unmatured coupons and any matured coupons in default appertaining thereto, may be surrendered for conversion.

         No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Securities.

         If any of the foregoing provisions or other provisions of this Article are inconsistent with applicable law, such law shall govern.

         (b) To exercise a repurchase right, a Holder shall deliver to the Trustee or any Paying Agent on or before the 30th day after the date of the Company Notice (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Securities to be repurchased (and, if any Registered Security is to repurchased in part, the serial number thereof, the portion of the principal amount thereof to be repurchased and the name of the Person in which the portion thereof to remain Outstanding after such repurchase is to be registered) and a statement that an election to exercise the repurchase right is being made thereby, and
(ii) the Securities with respect to which the repurchase right is being exercised, together with all coupons, if any, appertaining thereto maturing after the Repurchase Date; provided, however, that Bearer Securities shall be delivered only to an office of a Paying Agent located outside the United States except in the limited circumstances described in Section 10.2. Such written notice shall be irrevocable, except that the right of the Holder to convert the Securities with respect to which the repurchase right is being exercised shall continue until the close of business on the Business Day prior to the Repurchase Date.

         (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee or the Paying Agent in Amsterdam, The Netherlands the Repurchase Price in cash, as provided above, for payment to the Holder on the Repurchase Date together with accrued and unpaid interest to the Repurchase Date payable with respect to the Securities as to which their purchase right has been exercised; provided, however, that installments of interest that mature on or prior to the Repurchase Date shall be payable in cash, in the case of Registered Securities, to the Holders of such Securities, or one or more Predecessor

Securities, registered as such at the close of business on the relevant Regular Record Date and, in the case of Bearer Securities, to the holder of the coupon with respect thereto, in each case according to the terms and provisions of Article Three; and provided, further, that Bearer Securities and coupons shall be so payable only at an office or agency outside the United States (except as otherwise provided in the form of Bearer Security set forth in Section 2.2(a)).

         (d) If any Bearer Security surrendered for repurchase shall not be accompanied by all appurtenant coupons maturing after the Repurchase Date, such Security may be paid after deducting from the Repurchase Price an amount equal to the face amount of all such missing coupons or the surrender of such missing coupons or coupon may be waived by the Company and the Trustee, if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Repurchase Price, if any, such Holder shall be entitled to receive the amount so deducted without interest thereon; provided, however, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside of the United States (except as otherwise provided in the form of Bearer Security set forth in Section 2.2(a)).

         (e) If any Security (or portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date, the principal amount of such Security (or portion thereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the rate of 4 1/2% per annum, and each Security shall remain convertible into Common Shares until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

         (f) Any Registered Security which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Registered Security without service charge, a new Registered Security or Registered Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Registered Security so surrendered.

         (g) All securities delivered for repurchase shall be delivered to the Trustee, the Paying Agent or any other agents (as shall be set forth in the Company Notice) to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.9.


Section 14.3. Merger, Consolidation, etc.

         In the case of any merger, consolidation, split-up, sale or transfer of all or substantially all of the assets of the Company to which Section 12.11 applies, in which the Common Shares of the

Company is changed or exchanged as a result into the right to receive shares of stock and other securities or property or assets (including cash) which includes Common Shares of the Company or common stock of another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such shares of stock and other securities, property and assets (including cash) (as determined by the Company, which determination shall be conclusive and binding), then the Person resulting from such merger or consolidation or split-up or which acquires the properties or assets (including cash) of the Company, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of Holders to cause the Company to repurchase the Securities following a Fundamental Change, including without limitation the applicable provisions of this Article Fourteen and the definitions of the Common Shares and Fundamental Change, as appropriate, and such other related definitions set forth herein as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply in the event of a subsequent Fundamental Change to the common stock and the issuer thereof if different from the Company and Common Shares of the Company (in lieu of the Company and the Common Shares of the Company).


                                 ARTICLE FIFTEEN

                HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 15.1. Company to Furnish Trustee Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee:

                  (a) semi-annually, not more than 15 days after the Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities as of such Regular Record Date, and

                  (b) at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that no such list need be furnished so long as the Trustee is acting as Security Registrar.

Section 15.2. Preservation of Information.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 15.1, if any, and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it pursuant to Section
15.1 upon receipt of a new list so furnished.

         (b) After this Indenture has been qualified under the Trust Indenture Act, the rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.


Section 15.3. Reports by Trustee.

         (a) After this Indenture has been qualified under the Trust Indenture Act, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

         (b) After this Indenture has been qualified under the Trust Indenture Act, a copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.


Section 15.4. Reports by Company.

         After this Indenture has been qualified under the Trust Indenture Act, the Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                 ARTICLE SIXTEEN

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 16.1. Indenture and Securities Solely Corporate Obligations.

         No recourse for the payment of the principal of or premium, if any, or interest on any Security and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

                              ---------------------

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and, where applicable, their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                              BAAN COMPANY N.V.


                              By  /s/ Jan Baan
                                  -------------------------------
                                     Jan Baan, on behalf of Jan Baan B.V.,
                                       Managing Director with the title of
                                       Chief Executive Officer


Attest:
[ILLEGIBLE]
---------------------------------
Name:
Title: Secretary to the Board and
       General Counsel

                              MARINE MIDLAND BANK,
                              Trustee

                              By /s/ EILEEN M. HUGHES
                                 ----------------------------------
                                  Name:  Eileen M. Hughes
                                  Title: Assistant Vice President


Attest:
/s/ TERESA SANTOS
---------------------------------
Name:  Teresa Santos
Title: Asst. Corporate Trust Officer

                                                              ANNEX A -- Form of
                                                        Regulation S Certificate




                            REGULATION S CERTIFICATE


           (For transfers pursuant to Section 3.5(b)(i), (iii) and (v)
                                of the Indenture)



Marine Midland Bank,
     as Trustee
140 Broadway, 12th Floor
New York, New York 10005

         Re: 4.5% Convertible Subordinated Notes due 2001 of Baan Company N.V. (the "Securities")

         Reference is made to the Indenture, dated as of December 15, 1996 (the "Indenture"), from Baan Company N.V. (the "Company") to Marine Midland Bank, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

         This certificate relates to U.S. $      principal amount of Securities,
which are evidenced by the following certificate(s) (the "Specified
Securities"):

         CUSIP No(s).

         CERTIFICATE No(s).

The person in whose name this certificate is executed below (the "Undersigned') hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Registered Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Registered Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

                  (1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

                           (A) the Owner is not a distributor of the Securities,
                  an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

                           (B) the offer of the Specified Securities was not
                  made to a person in the United States;

                           (C) either;

                                    (i) at the time the buy order was
                           originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                                    (ii) the transaction is being executed in,
                           on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

                           (D) no directed selling efforts have been made in the
                  United States by or on behalf of the Owner or any affiliate thereof;

                           (E) if the Owner is a dealer in securities or has
                  received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Regulation S Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

                           (F) the transaction is not part of a plan or scheme
                  to evade the registration requirements of the Securities Act.

                  (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                           (A) the transfer is occurring after a holding period
                  of at least two years (computed in accordance with paragraph
                  (d) of Rule 144) has elapsed since the date the Specified Securities were acquired from the Company or from an affiliate (as such term is defined in Rule 144) of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of paragraphs (e), (f) and (h) of Rule 144; or

                           (B) the transfer is occurring after a period of at
                  least three years has elapsed since the date Specified Securities were acquired from the Company or from an affiliate (as such term is defined in Rule 144) of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.



                                                Dated: (Print the name of the
                                                Undersigned, as such term is
                                                defined in the second paragraph
                                                of this certificate.)




                                                By:
                                                    Name:
                                                    Title:

                                                (If the Undersigned is a
                                                corporation, partnership or
                                                fiduciary, the title of the
                                                person signing on behalf of the
                                                Undersigned must be stated.)